Proxy Information

This proxy material concerns the:

T. Rowe Price Global Infrastructure Fund

February 12, 2014

Dear Shareholder:

We cordially invite you to attend a special meeting of shareholders of the T. Rowe Price Global Infrastructure Fund and its advisor share class, the T. Rowe Price Global Infrastructure Fund–Advisor Class (collectively, “Global Infrastructure Fund”) on Wednesday, April 30, 2014. The purpose of the meeting is to vote on a proposed transaction pursuant to which your fund will be merged into the T. Rowe Price Real Assets Fund (“Real Assets Fund”). The transaction was approved and recommended by your fund’s Board of Directors. Under the proposed merger between the Global Infrastructure Fund and the Real Assets Fund, you would become a shareholder of the Real Assets Fund. The value of your account in the Real Assets Fund will be the same as it was in the Global Infrastructure Fund on the date of the transaction, which is expected to be May 16, 2014. The reasons the Board of Directors is recommending this transaction are briefly summarized below. The accompanying combined proxy statement and prospectus contain detailed information on the transaction and comparisons of the funds. We ask you to read the enclosed information carefully and to submit your vote.

The directors and management of the Global Infrastructure Fund considered the following in making their recommendation to consummate the transaction:

The Global Infrastructure Fund was launched with the intent of creating an offering in an asset class that was rapidly growing at the time and offered investors an attractive combination of growth and yield while providing some inflation protection relative to most other equities. Despite relatively strong performance against the Lipper Average in the short term, the Global Infrastructure Fund has not performed as expected and has yet to achieve meaningful scale. The Real Assets Fund was introduced as an offering geared toward providing a hedge against inflation, along with strong risk-adjusted returns and lower correlation with other equity asset classes, especially over longer periods of time. The Real Assets Fund allocates its assets among several asset classes using individual securities and other T. Rowe Price funds. While both the Global Infrastructure Fund and Real Assets Fund invest globally and are geared toward inflation-sensitive investors, the Real Assets Fund offers broader diversification across asset sectors and a stronger focus on inflation protection.

The Global Infrastructure Fund has grown very slowly since its inception and had only approximately $42.6 million in assets across both share classes as of December 31, 2013. Management does not expect this trend to reverse and does not believe the fund will be able to achieve any meaningful scale in the foreseeable future. The Real Assets Fund is already a much larger fund and had $3.7 billion in assets as of December 31, 2013. Since the fund serves as an underlying fund for the T. Rowe Price Retirement Funds and Target Retirement Funds and certain other asset allocation funds, it is likely to continue to grow at a much more rapid rate than the Global Infrastructure Fund.

The small size of the Global Infrastructure Fund has caused the fund’s expense ratio to remain relatively high. The merger will provide shareholders the opportunity to become shareholders of a much larger fund with a significantly lower expense ratio, as well as a fund with a stronger emphasis on inflation protection. The Global Infrastructure Fund operates under a contractual expense limitation that caps the expense ratio at 1.10% for the Investor Class and 1.20% for the Advisor Class, both of which are significantly higher than the Real Assets Fund’s current expense ratio of 0.85%.

As shown in the following tables, the performance of the Global Infrastructure Fund has exceeded that of the Real Assets Fund. The Board believes this is primarily due to the higher inflation sensitivity and lower overall volatility of the Real Assets Fund’s investments versus those of the Global Infrastructure Fund. The absence of any evidence of inflation since its inception has created a challenging investment environment for the Real Assets Fund. In addition, due to a lack of comparable competitor offerings, the Real Assets Fund and Global Infrastructure Fund have been grouped into a Lipper Specialty category that is quite broad and includes funds with investment programs that are unrelated to inflation. Funds with a focused investment program tend to compare very favorably or unfavorably in this category depending on the performance of their more narrow investment strategies.

In consideration of these factors, the Board believes it to be prudent to move forward with a merger of the funds at this time.

The average annual total returns of the funds through December 31, 2013 are set forth below. Additional performance information for the funds is available in the proxy statement.

Average Annual Total Returns

Periods ended December 31, 2013	1 Year	3 Years	Since inception (1/27/10)
Global Infrastructure Fund	14.13%	7.32%	7.44%
Global Infrastructure Fund–Advisor Class	13.88	7.18	7.28
	1 Year	3 Years	Since inception (7/28/10)
Real Assets Fund	-1.30%	-1.72%	4.42%

The transaction is not expected to create any tax liabilities for you as the exchange of shares will not be a taxable event. The cost basis and holding periods of your Global Infrastructure Fund shares will carry over to the Real Assets Fund shares that you receive in connection with the transaction. It should be noted, however, that the Global Infrastructure Fund will sell any assets that are not acceptable to the Real Assets Fund prior to the transaction. It is expected that this will result in the distribution of taxable gains to shareholders of the Global Infrastructure Fund prior to the reorganization.

The Global Infrastructure Fund is offered in two share classes, an Investor Class and Advisor Class, while the Real Assets Fund is offered in only one share class, an Investor Class. Shareholders of both classes of the Global Infrastructure Fund would receive Investor Class shares of the Real Assets Fund in the reorganization. Advisor Class shares are subject to a 0.25% 12b-1 fee, while Investor Class shares are not subject to any 12b-1 fee. Advisor Class shares may only be purchased through a financial intermediary, while the Investor Class shares may be purchased through a financial intermediary or directly from the fund. If you hold shares directly through T. Rowe Price, the services you have selected for your Global Infrastructure Fund account, with certain exceptions, will carry over to your account in the Real Assets Fund, including the election of whether or not to reinvest any dividends and capital gains. If you are a Global Infrastructure Fund Investor Class or Advisor Class shareholder and continue to hold the Real Assets Fund shares that you receive in the reorganization through a financial intermediary, you will continue to receive certain shareholder and administrative services through the financial intermediary.

For the reasons above, T. Rowe Price and the directors of your fund believe your interests will be better served over time by voting in favor of this transaction. If the proposal is approved at the shareholder meeting on April 30, 2014, the transaction will take place shortly thereafter, and you will own shares of equal value in the Real Assets Fund on the day of the transaction.

We realize that it may be difficult for you to attend the meeting and vote your shares in person. However, we do need your vote. You can vote by mail, by telephone, or by Internet, as explained in the enclosed materials. By voting promptly, you can help the fund avoid the expense of additional mailings.

If you have questions, please call one of our service representatives at 1-800-541-5910. Your participation in this vote is extremely important.

Sincerely,

Edward C. Bernard
Chairman of the Board

T. Rowe Price Global Infrastrucutre Fund

(a series of T. Rowe Price International Funds, Inc.)

Notice of Special Meeting of Shareholders

T. Rowe Price Funds
100 East Pratt Street
Baltimore, Maryland 21202

Patricia B. Lippert

Secretary

February 12, 2014

Notice is hereby given that a special meeting of shareholders of the T. Rowe Price Global Infrastructure Fund and its advisor share class, the T. Rowe Price Global Infrastructure Fund–Advisor Class (collectively, “Global Infrastructure Fund”) will be held on Wednesday, April 30, 2014, at 8:00 a.m., Eastern time, in the office of the fund at 100 East Pratt Street, Baltimore, Maryland 21202. The following matters will be considered and acted upon at that time:

1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (“Plan”) for the Global Infrastructure Fund. The Plan provides the transfer of substantially all of the assets of the Global Infrastructure Fund to the T. Rowe Price Real Assets Fund, in exchange for shares of the Real Assets Fund, and the distribution of the Real Assets Fund shares to the shareholders of the Global Infrastructure Fund in liquidation of the Global Infrastructure Fund; and

2. To transact such other business as may properly come before the meeting and any adjournments thereof.

Only shareholders of record at the close of business on January 30, 2014 are entitled to notice of, and to vote at, this meeting or any adjournment thereof. The Board of Directors (“Board”) of the fund recommends that you vote in favor of the first proposal.

PATRICIA B. LIPPERT

YOUR VOTE IS IMPORTANT

Shareholders are urged to designate their choice on the matter to be acted upon by using one of the following three methods:

1. Vote by Internet.*

• Read the proxy statement.

• Go to the proxy voting link found on your proxy card.

• Enter the control number found on your proxy card.

• Follow the instructions using your proxy card as a guide.

2. Vote by telephone.*

• Read the proxy statement.

• Call the toll-free number found on your proxy card.

• Enter the control number found on your proxy card.

• Follow the recorded instructions using your proxy card as a guide.

3. Vote by mail.

• Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

*If you vote by telephone or access the Internet voting site, your vote must be received no later than 7:59 a.m., on April 30, 2014.

Your prompt response will help assure a quorum at the meeting and avoid the additional expense to the fund of further solicitation.

Acquisition of the Assets of the

T. ROWE PRICE GLOBAL INFRASTRUCTURE FUND

(a series of T. Rowe Price International Funds, Inc.)

By and in Exchange for Shares of the

T. ROWE PRICE REAL ASSETS FUND

100 East Pratt Street

Baltimore, MD 21202

Special Meeting of Shareholders–April 30, 2014

COMBINED PROXY STATEMENT AND PROSPECTUS

This Statement was first mailed to shareholders on or about February 12, 2014.

This Combined Proxy Statement and Prospectus (“Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (“Board”) of T. Rowe Price International Funds, Inc. (“International Funds”) on behalf of its series and class, the T. Rowe Price Global Infrastructure Fund and its advisor share class, the T. Rowe Price Global Infrastructure Fund–Advisor Class (collectively, “Global Infrastructure Fund”) for use at a special meeting of shareholders of the Global Infrastructure Fund to be held on Wednesday, April 30, 2014. At the meeting, shareholders of the Global Infrastructure Fund will be asked to approve an Agreement and Plan of Reorganization dated January 31, 2014 (“Plan”) providing for the transaction described below. A form of the Plan is included as Exhibit A to this Statement. If you have any questions, please feel free to call us toll-free at 1-800-541-5910.

The proposed Plan provides for the transfer of substantially all of the assets of the Global Infrastructure Fund to the T. Rowe Price Real Assets Fund (“Real Assets Fund”), in exchange for shares of the Real Assets Fund. Following the transfer, the Real Assets Fund shares received in the exchange will be distributed to Global Infrastructure Fund shareholders in complete liquidation of the Global Infrastructure Fund. Shareholders of the Global Infrastructure Fund will receive Real Assets Fund shares having an aggregate net asset value equal to the aggregate net asset value of their Global Infrastructure Fund shares on the business day immediately preceding the closing date of the reorganization.

If the transaction is approved by shareholders, you will become a shareholder in the Real Assets Fund and the value of the share balance in your account will be the same as it was in the Global Infrastructure Fund on the business day preceding the day of the reorganization.

The investment objective, policies, and restrictions of the Real Assets Fund and Global Infrastructure Fund are similar in certain respects but different in others. See “Comparison of Investment Objectives and Policies.”

This Statement sets forth concisely the information you should know about the Real Assets Fund and the Plan before voting on the Plan and the proposed transaction. Please read this Statement and keep it for future reference. Further information about the Real Assets Fund is contained in its prospectus dated May 1, 2013, its Statement of Additional Information dated November 19, 2013, its semiannual shareholder report dated June 30, 2013, and its annual shareholder report dated December 31, 2012. The fund’s annual shareholder report dated December 31, 2013 should become publicly available in late February 2014. The prospectus includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully. The Statement of Additional Information, which contains additional detailed information about the funds, is not a prospectus but should be read in conjunction with the prospectus. The Real Assets Fund’s current prospectus and Statement of Additional Information are incorporated by reference herein (legally considered to be a part of this Statement). A copy of the Real Assets Fund’s prospectus accompanies this Statement. The shareholder reports contain information about fund investments, including a review of market conditions and the portfolio manager’s recent investment strategies and their impact on performance.

Copies of the prospectus, annual and semiannual shareholder reports, and Statement of Additional Information for both the Real Assets Fund and Global Infrastructure Fund are all available at no cost by calling
1-800-541-5910; by writing to T. Rowe Price, Three Financial Center, 4515 Painters Mill Road, Owings Mills, Maryland 21117; or by visiting our website at troweprice.com.

All of the above-referenced documents are also on file with the Securities and Exchange Commission and available through its website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-1520.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE

TABLE OF CONTENTS

Summary	7
Reasons for the Reorganization	19
Information About the Reorganization	22
Financial Statements	28
Comparison of Investment Objectives, Policies, and Restrictions	32
Additional Information About the Funds	35
Further Information About Voting and the Special Meeting	40
Legal Matters	44
Exhibit A – Agreement and Plan of Reorganization	45

No person has been authorized to give any information or to make any representations other than what is in this Statement or in the materials expressly incorporated herein by reference. Any such other information or representation should not be relied upon as having been authorized by the Global Infrastructure Fund or Real Assets Fund.

SUMMARY

The information contained in this summary is qualified by reference to the more detailed information appearing elsewhere in this Statement, and in the Plan, a form of which is included as Exhibit A to this Statement.

What are shareholders being asked to vote on?

At a meeting held on November 11, 2013, the Board of the Global Infrastructure Fund, including a majority of the independent directors, approved the proposed merger of the Global Infrastructure Fund into the Real Assets Fund and the submission of the Plan to shareholders. The Plan provides for the transfer of substantially all the assets of the Global Infrastructure Fund to the Real Assets Fund in exchange for shares of the Real Assets Fund. Following the transfer, the Real Assets Fund shares received in the exchange will be distributed to shareholders of the Global Infrastructure Fund in complete liquidation of the Global Infrastructure Fund. As a result of the proposed transaction, (1) you will cease being a shareholder of the Global Infrastructure Fund; (2) instead you will become an owner of shares of the Real Assets Fund; and (3) the value of your account in the Real Assets Fund will equal the value of your account in the Global Infrastructure Fund as of the close of the business day immediately preceding the closing date of the transaction.

What vote is required to approve the Plan?

Approval of the Plan for the Global Infrastructure Fund requires an affirmative vote of the lesser of: (a) 67% or more of the fund’s shares represented at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the fund’s outstanding shares. The Board recommends that shareholders of the fund vote FOR the proposal.

Will there be any tax consequences to the Global Infrastructure Fund or its shareholders?

The reorganization will be structured to have no adverse tax consequences to the Global Infrastructure Fund or its shareholders.

The reorganization is conditioned upon the receipt of an opinion of tax counsel to the fund that, for federal income tax purposes:

• no gain or loss will be recognized by the Global Infrastructure Fund or its shareholders as a result of the reorganization;

• the holding period and adjusted basis of the Real Assets Fund shares received by a shareholder will have the same holding period and adjusted basis of the shareholder’s shares of the Global Infrastructure Fund; and

• the Real Assets Fund will assume the holding period and adjusted basis of each asset (with certain exceptions) of the Global Infrastructure Fund that is transferred to the Real Assets Fund that the asset had immediately prior to the reorganization. See “Information About the Reorganization– Tax Considerations” for more information.

The Global Infrastructure Fund will continue to be managed in accordance with its investment program, and applicable investment policies and restrictions, until approximately one week prior to the execution of the merger. During the week prior to the merger, it is anticipated that the Global Infrastructure Fund will sell substantially all of its portfolio holdings and use those proceeds to purchase holdings that are suitable for the Real Assets Fund, which will then be transferred to the Real Assets Fund as part of the merger. As a result, it is expected that the Global Infrastructure Fund will declare a taxable distribution to its shareholders shortly before the merger is consummated. While the Real Assets Fund may invest in infrastructure-related holdings, such holdings have typically comprised a small portion of the fund’s portfolio and the fund is expected to maintain minimal exposure to infrastructure companies after the merger. If the Global Infrastructure Fund did not sell most of its holdings prior to the merger, the transfer of those holdings would cause the Real Assets Fund to be significantly overweight in infrastructure-related stocks and the subsequent sales of those holdings by the Real Assets Fund would result in additional costs and potential taxes for Real Assets Fund shareholders. Therefore, these transactions will be executed prior to the merger in order to minimize the disruption to the Real Assets Fund and its current shareholders. During the week prior to the merger, the Global Infrastructure Fund will continue to be managed in accordance with applicable investment policies and restrictions, although it is expected that the fund will depart from its 80% investment policy requiring it to normally invest at least 80% of its net assets in the securities of infrastructure-related companies.

What are the investment objectives and policies of the Real Assets Fund and the Global Infrastructure Fund?

The primary investment objectives of the Global Infrastructure Fund and the Real Assets Fund are identical—both funds seek to “provide long-term growth of capital.” However, the Global Infrastructure Fund also has a secondary investment objective of seeking income. See “Comparison of Investment Objectives and Policies.”

While the funds’ respective investment programs are similar in certain respects, the Real Assets Fund is a more broadly diversified fund.

The Global Infrastructure Fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in the securities of infrastructure-related companies throughout the world, including the U.S. The Global Infrastructure Fund defines an infrastructure-related company as any company that derives at least 50% of its revenues or profits, either directly or indirectly, from the infrastructure industry or commits at least 50% of assets to activities related to the infrastructure industry. In this context, “infrastructure” refers to the systems of transportation, communication, energy and other essential services required for the normal function of society. Infrastructure assets are the physical structures and networks that provide these necessary services.

Although the Real Assets Fund identifies infrastructure as one of the many types of “real assets” in which it may invest, its focus is much broader in scope than that of the Global Infrastructure Fund. The Real Assets Fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in “real assets” and securities of companies that derive at least 50% of their profits or revenues from, or commit at least 50% of assets to, real assets and activities related to real assets. Real assets are defined broadly to include any assets that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities. Real assets may produce cash flows and subsequent valuations that increase when the overall price level in the economy is rising. The Real Assets Fund may also invest in companies whose revenue and earnings are expected to rise if the prices of certain real assets rise during a period of general inflation. While most assets will typically be invested in common stocks, the Real Assets Fund’s goal is to hold a portfolio of securities or other investments that, over time, should provide some protection against the impact of inflation. In selecting investments, the Real Assets Fund’s management seeks sectors in equity markets across the globe that are expected to have a low correlation with the overall global equity market in order to outperform the market during periods of high or rising inflation.

Both funds may invest in companies of any size and in companies located throughout the world. As a global fund, under normal conditions, the Global Infrastructure Fund will invest in at least five countries and at least 40% of its net assets will be invested in companies outside the U.S. (at least 30% if foreign market conditions are not favorable), although there is no maximum amount that the fund may invest in foreign securities. While there is no minimum requirement with respect to the Real Assets Fund’s investments in foreign securities, there is similarly no maximum amount that the Real Assets Fund may invest in foreign securities or emerging markets. The Real Assets

Fund may also invest in real estate investment trusts (REITs) and mortgages and loans collateralized by real estate as part of its principal investment strategies.

Both funds invest with an awareness of the global economic backdrop (and, in the case of the Real Assets Fund, inflation), as well as their respective outlooks for industry sectors and, in the case of the Global Infrastructure Fund, individual countries, and in the case of the Real Assets Fund, geographic areas. Security selection for both funds is based on fundamental, bottom-up analysis that seeks to identify high-quality companies with good appreciation prospects and, in the case of the Global Infrastructure Fund, income-producing potential. Both funds generally favor companies with characteristics such as attractive industry position, a compelling business model, strong management, and reasonable stock price valuation. The Global Infrastructure Fund is designed to provide some inflation protection, although the Real Assets Fund places a greater emphasis on inflation protection.

Both funds may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

What are the funds’ management arrangements?

Both the Global Infrastructure Fund and the Real Assets Fund are advised and managed by T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price was incorporated in Maryland in 1947 as successor to the investment counseling firm founded by Mr. Thomas Rowe Price, Jr., in 1937. As of December 31, 2013, T. Rowe Price and its affiliates had approximately $692 billion in assets under management and provided investment management for more than 10 million individual and institutional investor accounts.

T. Rowe Price has entered into a sub-advisory agreement with T. Rowe Price Singapore Private Ltd. (“Price Singapore”) under which Price Singapore is authorized to facilitate securities trading and make discretionary investment decisions on behalf of both funds. Price Singapore is licensed with the Monetary Authority of Singapore and is registered as an investment adviser with the Securities and Exchange Commission. Price Singapore serves as a sub-adviser to investment companies and foreign collective investment schemes and may provide investment management services to other institutional clients. Price Singapore is a subsidiary of T. Rowe Price and its address is No. 290 Orchard Road, #14-04 Paragon, Singapore 238859.

All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price – specifically by each fund’s portfolio manager. T. Rowe Price has established an Investment Advisory Committee with respect to each fund, whose chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing each fund’s investment program. The Global Infrastructure Fund is currently managed by Kes Visuvalingam. On November 20, 2013, Kes Visuvalingam replaced Susanta Mazumdar as Chairman of the fund’s Investment Advisory Committee. Mr. Visuvalingam joined T. Rowe Price in 2007 and his investment experience dates from 1990. Since joining T. Rowe Price, he has served as the Director of Equity Research, Asia. Prior to joining T. Rowe Price, he managed portfolios and oversaw equity research for Prudential Asset Management and First State Investments, among others. The Real Assets Fund is currently managed by Wyatt A. Lee. Mr. Lee became chairman of the fund’s Investment Advisory Committee in 2011. He joined T. Rowe Price in 1999 and his investment experience dates from 1997. During the past five years, he has served as a portfolio manager (beginning in May 2011) and assisted other T. Rowe Price portfolio managers in managing and executing T. Rowe Price’s asset allocation strategies. Mr. Lee will continue as chairman of the Investment Advisory Committee with respect to the combined fund after the acquisition. The Statement of Additional Information for the T. Rowe Price family of funds, dated November 19, 2013, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of fund shares.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the funds. The fees and expenses of the funds are set forth as of October 31, 2013, and the pro forma fees and expenses reflect the expected fees and expenses of the combined fund assuming the reorganization takes place as proposed.

Fees and Expenses of the Funds

	Global Infrastructure Fund	Global Infrastructure Fund–Advisor Class	Real Assets Fund	Pro Forma Combined
Shareholder fees (fees paid directly from your investment)
Redemption fee	2.00%[a]	2.00%[a]	2.00%[e]	2.00%[e]

Maximum account fee	$20[b]	—	$20[b]	$20[b]
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%	0.80%	0.65%	0.65%

Distribution and service (12b-1) fees	0.00%	0.25%	0.00%	0.00%

Other expenses	0.88%	1.26%	0.20%	0.20%

Total annual fund operating expenses	1.68%	2.31%	0.85%	0.85%

Fee waiver/expense reimbursement	(0.58)%[c]	(1.11)%[d]

Total annual fund operating expenses after fee waiver/expense reimbursement	1.10%[c]	1.20%[d]

a The fund charged a 2.00% redemption fee, payable to the fund, on shares purchased and held 90 days or less. The redemption fee was suspended effective November 20, 2013.

b Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

c T. Rowe Price Associates, Inc. has agreed (through February 29, 2016) to waive its fees and/or bear any expenses (excluding interest, expenses related to borrowing, taxes, and brokerage, extraordinary expenses) that would cause the fund’s ratio of expenses to average daily net assets to exceed 1.10%. Termination of the agreement would require approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and a previous limitation of 1.10%) are subject to reimbursement to T. Rowe Price Associates, Inc. by the fund whenever the fund’s expense ratio is below 1.10%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 1.10% (excluding interest, expense related to borrowings, taxes, and brokerage, extraordinary expenses).

d T. Rowe Price Associates, Inc. has agreed (through February 29, 2016) to waive its fees and/or bear any expenses (excluding interest, expenses related to borrowing, taxes, and brokerage, extraordinary expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 1.20%. Termination of the agreement would require approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and a previous limitation of 1.20%) are subject to reimbursement to T. Rowe Price Associates, Inc. by the fund whenever the class’ expense ratio is below 1.20%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 1.20% (excluding interest, expense related to borrowings, taxes, and brokerage, extraordinary expenses).

e The fund charges a 2.00% redemption fee, payable to the fund, on shares purchased and held 90 days or less.

Example. This example is intended to help you compare the cost of investing in these funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Global Infrastructure	$112	$392	$780	$1,869
Global Infrastructure–Advisor Class	122	462	989	2,435
Real Assets	87	271	471	1,049
Pro Forma Combined	87	271	471	1,049

The investment management fee paid by both the Global Infrastructure Fund and the Real Assets Fund to T. Rowe Price includes a group fee and an individual fund fee.

The group fee is determined by applying the group fee rate to each fund’s average daily net assets. On October 31, 2013, the annual group fee rate was 0.30%. The individual fund fee, also applied to each fund’s average daily net assets, is 0.50% for the Global Infrastructure Fund and 0.35% for the Real Assets Fund.

A discussion about the factors and conclusions considered by the Board in approving the Real Assets Fund’s investment management contract with T. Rowe Price appears in the fund’s semiannual report to shareholders for the period ended June 30, and the factors and conclusions considered by the Board in approving the Global Infrastructure Fund’s investment management contract with T. Rowe Price appears in the fund’s semiannual report to shareholders for the period ended April 30.

Comparison of Investment Objectives, Policies and Restrictions

	Global Infrastructure Fund	Real Assets Fund
InvestmentObjectives	The fund seeks to provide long-term growth of capital. Income is a secondary objective.	The fund seeks to provide long-term growth of capital.
Principal Investment Strategies

The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in the securities of infrastructure-related companies throughout the world, including the U.S. The fund defines an infrastructure-related company as any company that derives at least 50% of its revenues or profits, either directly or indirectly, from the infrastructure industry or commits at least 50% of assets to activities related to the infrastructure industry. Under normal conditions, the fund will invest in at least five countries and at least 40% of its net assets will be invested in companies outside the U.S. (at least 30% of its net assets will be invested in companies outside the U.S. if foreign market conditions are not favorable).

Infrastructure refers to the systems of transportation, communication, energy and other essential services required for the normal functioning of society. Infrastructure assets are the physical structures and networks that provide these necessary services.

For purposes of selecting

The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in “real assets” and securities of companies that derive at least 50% of their profits or revenues from, or commit at least 50% of assets to, real assets and activities related to real assets. Real assets are defined broadly by the fund and are considered to include any assets that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities.

Real assets may produce cash flows and subsequent valuations that increase when the overall price level in the economy is rising. The fund may also invest in companies whose revenue and earnings are expected to rise if the prices of certain real assets rise during a period of general inflation.

While most assets will typically be invested in common stocks, the fund’s goal is to hold a portfolio of securities and other investments that, over time, should provide some protection against the impact of inflation. In selecting investments, the fund’s

Global Infrastructure Fund	Real Assets Fund

investments in infrastructure-related companies, the fund defines the infrastructure industry broadly. It includes companies involved in the following businesses and activities, among others:

• building, operation, or maintenance of airports, marine ports, toll roads, bridges, railways, and other transportation systems;

• telecommunications, wireless, satellite, cable and other communications networks;

• power generation, storage, and distribution;

• utilities such as electricity, oil, gas, water, sewage, and other public services;

• construction and operation of social infrastructure such as courthouses, hospitals, and schools; and

• providing services and materials necessary for the construction and operation of infrastructure assets.

The fund may invest in companies of any size and will shift assets between different types of companies within the infrastructure industry based on prevailing market conditions. While the fund invests with an awareness of the global economic backdrop and its outlook for industry sectors and management seeks sectors in equity markets across the globe that are expected to have a low correlation with the overall global equity market in order to outperform the market during periods of high or rising inflation.

The fund may invest in securities issued by companies of any market capitalization, as well as real estate investment trusts (REITs), which are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. The fund invests with an awareness of the global economic backdrop and inflation, as well as its outlook for certain industry sectors and geographic areas. Security selection is based on fundamental, bottom-up analysis that seeks to identify high-quality companies with good appreciation prospects. We generally favor companies with characteristics such as an attractive industry position, a compelling business model, strong management, and reasonable stock price valuation.

The fund will invest in companies located throughout the world and there is no limit on the fund’s investments in foreign securities or emerging markets.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more

Global Infrastructure Fund	Real Assets Fund

individual countries, security selection is based on fundamental, bottom-up analysis that seeks to identify high-quality companies with both good appreciation prospects and some income-producing potential. We analyze the characteristics and investment prospects of a particular security and generally favor companies with characteristics such as attractive industry position, compelling business model, strong management, and reasonable stock price valuation.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

promising opportunities.

What are the procedures for purchasing, redeeming, exchanging, and pricing shares?

The procedures for purchasing, redeeming, exchanging, and pricing shares of the two funds are identical. Both funds require a minimum initial investment of $2,500 and a minimum subsequent investment generally of $100. Redemption and exchange rights of the funds are identical except that shares of the Global Infrastructure Fund—Advisor Class must be purchased, redeemed, and exchanged through a financial intermediary. However, the Real Assets Fund charges a 2.00% redemption fee on shares purchased and held for 90 days or less, whereas the Global Infrastructure Fund suspended its redemption fee effective November 20, 2013. Shares of the funds may be redeemed at their respective net asset values; however, large redemptions can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities. Therefore, the funds reserve the right (without prior notice) to pay all or part of redemption proceeds with securities from the fund’s portfolio rather than in cash (redemption in-kind). The funds’ procedures for pricing their shares are identical. Fund share prices are calculated at the close of the New York Stock Exchange (normally 4 p.m. ET) each day the exchange is open for business.

What are the funds’ policies on dividends and distributions?

The funds’ policies on dividends and distributions are identical. Each fund has a policy of distributing, to the extent possible, all of its net investment income and realized capital gains to its respective shareholders. Dividends from net investment income for each fund are declared and paid annually. Distributions from net capital gains, if any, are declared annually and usually paid in December. Dividends and capital gain distributions are reinvested in additional shares unless the shareholder selects another option.

What are the tax consequences of the reorganization?

The reorganization is designed to have no adverse tax consequences to the funds or their shareholders. The exchange of shares will not be a taxable event. Of course, fund shareholders who sell their shares may have a capital gain or loss and any capital gain distributions from the funds are also taxable. The Global Infrastructure Fund will continue to be managed in accordance with its investment program up until the week or so preceding the execution of the merger, at which point the remaining Global Infrastructure Fund holdings that are not deemed suitable for the Real Assets Fund will then be sold and replaced with a pre-selected set of holdings that the Real Assets Fund intends to hold. While the Global Infrastructure Fund’s investment policies and restrictions will continue to apply, it is likely that the Global Infrastructure Fund will not adhere to its 80% investment policy during this period. The transaction will be executed in this fashion in order to minimize the disruption to the Real Assets Fund and its shareholders. Shareholders of the Global Infrastructure Fund will recognize no gain or loss as a result of the merger itself; however, the Global Infrastructure Fund will recognize gain or loss on disposition of its portfolio securities in preparation for the merger, and any net gain will be distributed to the Global Infrastructure Fund shareholders immediately before the merger. Although there is no assurance, it is expected that the sale of holdings will result in the distribution of capital gains. Immediately prior to the reorganization, the Global Infrastructure Fund will distribute any taxable income as a taxable dividend to shareholders, including any gains resulting from restructuring its portfolio. In reporting tax information to their shareholders and the Internal Revenue Service (“IRS”), the funds follow the IRS requirements.

Risk Factors

What are the main risks of investing in these two funds and how do they differ?

Both funds are subject to similar principal risks associated with an investment in the relevant fund. Some of the similarities and differences are reflected in the table below.

Global Infrastructure Fund	Real Assets Fund
• Active management risk • Risks of stock investing • Foreign investing risk • Industry risk (specific to infrastructure industry)

• Active management risk

• Risks of stock investing

• Foreign investing risk

• Industry risk (as it relates to various real assets industries, such as energy, natural resources, real estate, commodities and infrastructure)

• Investment style risk

• REIT investing risk

Active management risk Each fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Risks of stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which each fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Foreign investing risk Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. companies. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities, and may lose value because of adverse political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices, and regulatory and financial reporting standards, that differ from those of the U.S. These risks are heightened for each fund’s investments in emerging markets.

Global Infrastructure Fund

Industry risk A fund that focuses its investments in specific industries or sectors is more susceptible to developments affecting those industries and sectors than a more broadly diversified fund. Because the fund focuses its investments in infrastructure-related companies, the fund will be more susceptible to developments affecting countries’ infrastructure than a more broadly diversified fund would be and may perform poorly during a downturn in one or more industries related to infrastructure. Infrastructure-related companies can be negatively affected by adverse economic and political developments, as well as changes in regulations, environmental problems, casualty losses and increases in interest rates.

Real Assets Fund

Industry risk Because the fund focuses its investments in certain industries that involve activities related to energy, natural resources, real estate, commodities, infrastructure and other real assets, the fund is more susceptible to adverse developments affecting one or more of these industries than a more broadly diversified fund would be and may perform poorly during a downturn in any of those industries.

Investment style risk During periods of low inflation, the fund’s attempts to invest in companies that may offer some protection from accelerating inflation could lessen relative returns and cause the fund to underperform other stock funds. Even if the fund’s investments may respond well to long-term inflation, they may not respond quickly to short-term increases in inflation. Further, a period of high inflation may place other strains on the economy that depresses the prices of all stocks, even those of companies that typically benefit from high or rising inflation.

REIT investing risk REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, and may not be diversified geographically or by property type.

As with any mutual fund, there is no guarantee that each fund will achieve its objective.

REASONS FOR THE REORGANIZATION

Reasons for the Reorganization and Liquidation

The Boards of Directors (“Board”) of the T. Rowe Price Global Infrastructure Fund and T. Rowe Price Real Assets Fund, including a majority of the independent directors, have determined that the proposed transaction is in the best interests of the shareholders of the Global Infrastructure Fund and the Real Assets Fund and that the interests of shareholders of the Global Infrastructure Fund and the Real Assets Fund will not be diluted as a result of the proposed transaction.

In considering whether to recommend the approval of the transaction, the Board reviewed the following matters and concluded that the transaction is in the best interest of the funds for the reasons indicated below.

The Global Infrastructure Fund was launched with the intent of creating an offering in an asset class that was rapidly growing at the time and offered investors an attractive combination of growth and yield while providing some inflation protection relative to most other equities. Despite relatively strong performance against the Lipper Average in the short term, the Global Infrastructure Fund has not performed as expected and has yet to achieve meaningful scale, with approximately $42.6 million in assets across both classes as of December 31, 2013. Based on the current market environment and perceived shareholder interest levels, management does not expect that the fund will be able to achieve any meaningful scale in the foreseeable future.

The Real Assets Fund was introduced as an offering geared toward providing a hedge against inflation, along with strong risk-adjusted returns and lower correlation with other equity asset classes, especially over longer periods of time. The Real Assets Fund allocates its assets among several asset classes using individual securities and other T. Rowe Price funds, and one of the asset classes in which the Real Assets Fund may invest is infrastructure. The Real Assets Fund had over $3.7 billion in assets as of December 31, 2013. Since the fund serves as an underlying fund for the T. Rowe Price Retirement Funds and Target Retirement Funds and certain other asset allocation funds, it is likely to continue to grow at a much more rapid rate than the Global Infrastructure Fund. While both Global Infrastructure Fund and Real Assets Fund invest globally and are geared toward inflation-sensitive investors, Real Assets Fund offers broader diversification across asset sectors and a stronger focus on inflation protection.

Global Infrastructure Fund shareholders will benefit from moving to a much larger fund, which helps keep operating expenses lower and offers greater flexibility in executing the fund’s investment program. In addition, Global Infrastructure Fund shareholders will also benefit from moving to a fund with a lower overall expense ratio as a result of the merger. The Global Infrastructure Fund’s total expense ratio is capped at 1.10% for the Investor Class and 1.20% for the Advisor Class, which are significantly higher than the Real Assets Fund’s current expense ratio of 0.85%. In consideration of these factors, the Board believes it to be prudent to move forward with a merger of the funds at this time.

The average annual total returns of the funds as of December 31, 2013 are set forth below.

Average Annual Total Returns

Periods ended December 31, 2013	1 Year	3 Years	Since inception (1/27/10)

Global Infrastructure Fund
Returns before taxes	14.13%	7.32%	7.44%
Returns after taxes on distributions	13.68	6.92	7.12
Returns after taxes on distributions
and sale of fund shares	8.64	5.90	6.04
Global Infrastructure Fund–Advisor Class	1 Year	3 Years	Since inception (1/27/10)
Returns before taxes	13.88%	7.18%	7.28%
Returns after taxes on distributions	13.43	6.79	6.97
Returns after taxes on distributions
and sale of fund shares	8.51	5.79	5.91
Real Assets Fund	1 Year	3 Years	Since inception (7/28/10)
Returns before taxes	-1.30%	-1.72%	4.42%
Returns after taxes on distributions	-1.67	-2.17	3.93
Returns after taxes on distributions
and sale of fund shares	-0.51	-1.31	3.40

As shown in the preceding tables, the performance of the Global Infrastructure Fund has exceeded that of the Real Assets Fund. The Boards of the funds believe this is primarily due to the higher inflation sensitivity and lower overall volatility of the Real Assets Fund’s investments versus those of the Global Infrastructure Fund. The absence of any evidence of inflation since the Real Assets Fund’s inception has created a challenging investment environment for the fund and contributed to its underperformance. In addition, due to a lack of comparable competitor offerings, the Real Assets Fund and Global Infrastructure Fund have been grouped into a Lipper Specialty category that is quite broad and includes funds with investment programs that are unrelated to inflation. Funds with a focused investment program tend to compare very favorably or unfavorably in this category depending on the performance of their more narrow investment strategies.

The exchange of shares is not expected to create any tax liabilities for you as the exchange of shares will not be a taxable event. As a shareholder in the Global Infrastructure Fund, the cost basis and holding periods of your shares will carry over to the Real Assets Fund shares that you receive as a result of the reorganization.

In approving the proposed reorganization, the Board of the Global Infrastructure Fund also considered that Global Infrastructure Fund shareholders have the ability to redeem their shares at any time up to the date of the reorganization without the imposition of any sales charge or redemption fee.

The Global Infrastructure Fund and Real Assets Fund use identical pricing methodologies to value their respective assets. The assets of the Global Infrastructure Fund will be transferred to the Real Assets Fund at their fair market value on the valuation date of the transaction. Shares of the Real Assets Fund equal in value to the assets will be received by the Global Infrastructure Fund in exchange. Expenses of the transaction (other than fees of fund counsel and independent auditors, brokerage, taxes, and extraordinary items) will be borne by T. Rowe Price. For these reasons, the Board believes that the Global Infrastructure Fund and its shareholders will not be diluted as a result of the transaction.

For all the reasons discussed, T. Rowe Price and the directors of your fund believe your interests will be better served over time by voting for this transaction.

If the Plan is not approved by the Global Infrastructure Fund shareholders, its Board may consider other appropriate actions, such as the liquidation of the Global Infrastructure Fund or a merger or other business combination with an investment company other than the Real Assets Fund. Such other actions may require shareholder approval.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the terms and conditions of the Plan is qualified by reference to the Plan, which is included as Exhibit A to this Statement.

Plan of Reorganization

If the shareholders of the Global Infrastructure Fund approve the Plan, the reorganization of the Global Infrastructure Fund will be consummated on or about May 19, 2014, or such other date as is agreed to by the Global Infrastructure Fund and the Real Assets Fund (“Closing Date”). The parties may postpone the Closing Date until a later date on which all of the conditions to the obligations of each party under the Plan are satisfied, provided that the Plan may be terminated by either party if the Closing Date does not occur on or before July 31, 2014. See “Conditions to Closing.”

On the Closing Date, the Global Infrastructure Fund will transfer substantially all of its assets to the Real Assets Fund in exchange for shares of the Real Assets Fund having an aggregate net asset value equal to the aggregate value of the assets so transferred as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date (“Valuation Date”). The Real Assets Fund will not assume or otherwise be responsible for any liabilities of the Global Infrastructure Fund. The number of the Real Assets Fund’s shares issued in the exchange will be determined by dividing the aggregate value of the assets of the Global Infrastructure Fund transferred (computed in accordance with the policies and procedures set forth in the current prospectus of the Real Assets Fund, subject to review and approval by the Global Infrastructure Fund) by the net asset value per share of the Real Assets Fund as of the close of regular trading on the Valuation Date. While it is not possible to determine the exact exchange ratio until the Valuation Date, due to, among other matters, market fluctuations and differences in the relative performance of the Global Infrastructure Fund and the Real Assets Fund, if the Valuation Date had been December 31, 2013, shareholders of the Global Infrastructure Fund would have received 1.108 shares of the Real Assets Fund for each of their fund shares held, and shareholders of the Global Infrastructure Fund—Advisor Class would have received 1.103 shares of the Real Assets Fund for each of their fund shares held.

As soon as practicable after the Closing Date, the Global Infrastructure Fund will distribute, in liquidation of the Global Infrastructure Fund, pro rata to its shareholders of record as of the close of business on the Valuation Date, the full and fractional shares of the Real Assets Fund received in the exchange. The Global Infrastructure Fund will accomplish this distribution by transferring the Real Assets Fund shares then credited to the account of the Global Infrastructure Fund on the books of the Real Assets Fund to open accounts on the share records of the Real Assets Fund in the names of the Global Infrastructure Fund’s shareholders, and representing the respective pro rata number of the Real Assets Fund’s shares due such shareholders. All issued and outstanding shares of the Global Infrastructure Fund will then be simultaneously canceled.

The Global Infrastructure Fund was closed to new accounts and additional purchases, including those made systematically through the Asset Builder program or payroll deduction, after 4 p.m. ET on December 16, 2013, although the fund reserves the right, in its sole discretion, to accept additional investments until the Closing Date. Any services that had already been selected for Global Infrastructure Fund accounts, other than systematic purchases into the fund and systematic exchanges between the fund and other funds, will automatically be carried over to accounts in the Real Assets Fund, unless there was already an identically registered account in the Real Assets

Fund on the Valuation Date and different services were selected for the Global Infrastructure Fund account. If Real Assets Fund shares received in the reorganization are held through a financial intermediary, shareholder and administrative services will be provided through that intermediary.

The stock transfer books of the Global Infrastructure Fund will be permanently closed as of the close of business on the Valuation Date. The Global Infrastructure Fund will only accept redemption requests received prior to the close of regular trading on the New York Stock Exchange on the Valuation Date. Redemption requests received thereafter will be deemed to be requests for redemption of the Real Assets Fund shares to be distributed to fund shareholders pursuant to the Plan.

Conditions to Closing

The obligation of the Global Infrastructure Fund to transfer its assets to the Real Assets Fund pursuant to the Plan is subject to the satisfaction of certain conditions precedent, including performance by the Real Assets Fund in all material respects of its agreements and undertakings under the Plan, receipt of certain documents from the Real Assets Fund, receipt of an opinion of counsel to the Real Assets Fund, and approval of the Plan by the shareholders of the Global Infrastructure Fund as previously described. The obligation of the Real Assets Fund to consummate the reorganization is subject to the satisfaction of certain conditions precedent, including performance by Global Infrastructure Fund of its agreements and undertakings under the Plan, receipt of certain documents and financial statements from the Global Infrastructure Fund, and receipt of an opinion of counsel to the Global Infrastructure Fund.

The consummation of the proposed transaction is subject to a number of conditions set forth in the Plan, some of which may be waived by the Boards of the funds. The Plan may be terminated and the proposed transaction abandoned at any time, before or after approval by the shareholders of the Global Infrastructure Fund, prior to the Closing Date. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the meeting of shareholders of the Global Infrastructure Fund that would materially and adversely affect the rights of such stockholders without their further approval.

Expenses of Reorganization

T. Rowe Price is responsible for the payment of all expenses the funds incur in connection with the reorganization (other than fees of fund counsel and independent auditors, taxes, brokerage, or extraordinary items). The costs relating to the reorganization are estimated to be approximately $13,000 for fund counsel, and approximately $5,000 for the independent auditors. The sale of any assets that are not acceptable to the Real Assets Fund will result in brokerage expenses.

Tax Considerations

The reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (“Code”), with no gain or loss recognized as a consequence of the reorganization by the Real Assets Fund and Global Infrastructure Fund or their shareholders.

The consummation of the transaction contemplated under the Plan is conditioned upon receipt of an opinion from Willkie Farr & Gallagher LLP, counsel to both funds, to the effect that, on the basis of certain representations of fact by officers of the Global Infrastructure Fund and the Real Assets Fund, the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

• No gain or loss will be recognized by the Real Assets Fund or the Global Infrastructure Fund or their shareholders as a result of the reorganization.

• Global Infrastructure Fund shareholders will carry over the cost basis and holding periods of their Global Infrastructure Fund shares to their new Real Assets Fund shares.

• The Real Assets Fund will assume the bases and holding periods of the Global Infrastructure Fund’s assets (other than certain assets, if any, subject to mark to market treatment under special tax rules).

To ensure that the transaction qualifies as a tax-free reorganization, it must meet certain requirements — the most important of which are that substantially all of the assets of the Global Infrastructure Fund are transferred and that the Real Assets Fund will maintain the historical business (as defined by the IRS) of the Global Infrastructure Fund. In the opinion of counsel and to the best knowledge of the funds’ officers, the proposed transaction will comply with these and all other relevant requirements.

Other tax consequences to shareholders of the Global Infrastructure Fund are:

• Certain securities held by the Global Infrastructure Fund may be sold prior to the transaction and not acquired by the Real Assets Fund. It is probable that any such sales will result in a taxable distribution to shareholders of the Global Infrastructure Fund. The exact amount of such sales and whether and to what extent they will result in taxable distributions to shareholders of the Global Infrastructure Fund will be influenced by a variety of factors and cannot be determined with certainty at this time, but it is expected that capital gains distributions will result.

• Since the cost bases of the Global Infrastructure Fund’s assets which are transferred will remain the same (other than certain assets, if any, subject to mark to market treatment under special tax rules), gains or losses on their subsequent sale by the Real Assets Fund will be shared with the shareholders of the Real Assets Fund. The potential shifting of tax consequences related to this has been estimated by T. Rowe Price and is expected to be minor.

• The Global Infrastructure Fund declares dividends annually and pay any taxable dividends annually, usually in December. Any taxable dividends available for distribution prior to the reorganization will be distributed immediately prior to the closing transaction.

Based on the information available at the time of this proxy statement, it is anticipated that the Global Infrastructure Fund will not have any tax basis net realized capital losses at the date of the reorganization. Any tax basis net realized capital losses of the Global Infrastructure Fund could be carried forward indefinitely to the Real Assets Fund, although there may be certain limitations under the Code as to the amount that could be used each year by the combined fund to offset future tax basis net realized capital gains. In addition, based on the information available at the time of this proxy statement, it is anticipated that any tax basis net capital losses of the Real Assets Fund at the date of the reorganization can be carried forward indefinitely without annual limitation as to the amount that can be used to offset future tax basis net realized capital gains of the combined fund. As of October 31, 2013, the Global Infrastructure Fund did not have any tax basis capital loss carry forwards, and, as of December 31, 2012, the Real Assets Fund had tax basis capital loss carry forwards of approximately $142,898,000. As of December 31, 2013, the Real Assets Fund had tax basis capital loss carry forwards of approximately $315,112,000, although the amount of capital loss carry forwards was still subject to audit and review by the fund’s independent auditors at the time of this proxy statement.

Shareholders should recognize that an opinion of counsel is not binding on the IRS or on any court. The funds do not expect to obtain a ruling from the IRS regarding the consequences of the reorganization. Accordingly, if the IRS sought to challenge the tax treatment of the reorganization and was successful, neither of which is anticipated, the reorganization would be treated as a taxable sale of assets of the Global Infrastructure Fund, followed by the taxable liquidation of the Global Infrastructure Fund.

Description of Real Assets Fund Shares

Full and fractional shares of the Real Assets Fund will be issued to shareholders of the Global Infrastructure Fund in accordance with the procedures under the Plan as previously described. Each Real Assets Fund share will be fully paid and nonassessable when issued, will have no preemptive or conversion rights, and will be transferrable on its books. Ownership of the Real Assets Fund’s shares by former shareholders of the Global Infrastructure Fund will be recorded electronically and the Real Assets Fund will issue a confirmation to such shareholders relating to those shares acquired as a result of the reorganization. As part of the reorganization, any bank information on file, automatic withdrawal plans (with the same date, amount, and frequency), and elections with respect to computer/telephone trading privileges and whether to reinvest dividends and/or capital gains will be carried over from the Global Infrastructure Fund to the Real Assets Fund, unless the Global Infrastructure Fund shareholder already had an identically registered account in the Real Assets Fund on the Valuation Date with a different election. Any services that authorized systematic purchases into the Global Infrastructure Fund or systematic exchanges between the Global Infrastructure Fund and other funds will not be carried over to the Real Assets Fund and shareholders will need to reestablish these services with respect to their account in the Real Assets Fund. All shareholders of the Global Infrastructure Fund—Advisor Class and any shareholders holding shares of the Global Infrastructure Fund through a financial intermediary should contact their intermediary to determine if any services need to be reestablished for their Real Assets Fund account.

The voting rights of the Global Infrastructure Fund and the Real Assets Fund are the same. As shareholders of the Real Assets Fund, former shareholders of the Global Infrastructure Fund will have the same voting rights with respect to the Real Assets Fund as they currently have with respect to the Global Infrastructure Fund.Neither the Global Infrastructure Fund nor the Real Assets Fund routinely holds meetings of shareholders.

Accounting Survivor and Performance Reporting

The Real Assets Fund will be the surviving fund for accounting, tax, and performance reporting purposes. The Real Assets Fund’s historical financial statements will be utilized for all financial reporting after the reorganization and the performance of the Global Infrastructure Fund will no longer be used.

Capitalization

The following table shows the unaudited capitalization of the Global Infrastructure Fund and the Real Assets Fund as of December 31, 2013. The actual net assets of the Global Infrastructure Fund and the Real Assets Fund on the Valuation Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares.

Fund	Net Asset (000’s)	Net Asset Value Per Share	Shares Outstanding (000’s)

Global Infrastructure Fund	$41,959	$11.99	3,499
Global Infrastructure Fund— Advisor Class	696	11.93	58
Real Assets Fund	3,748,928	10.82	346,481
Pro Forma Combined	3,791,582	10.82	350,424

Other Matters

To the extent permitted by law, the Boards of the funds may amend the Plan without shareholder approval or may waive any default by the Global Infrastructure Fund or the Real Assets Fund or the failure to satisfy any of the conditions of their obligations, provided that no such amendment or waiver may be made if it would adversely affect shareholders of the Global Infrastructure Fund or the Real Assets Fund. The Plan may be terminated and the reorganization abandoned at any time before or, to the extent permitted by law, after the approval of shareholders of the Global Infrastructure Fund by action of the Boards of the funds. The Boards of the funds may, at their election, terminate the Plan in the event that the reorganization has not closed on or before July 31, 2014.

FINANCIAL STATEMENTS

The financial statements in the funds’ annual reports were audited by the funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP. Financial highlights information for the funds are shown in the following tables. This information is contained in the October 31, 2013 annual report for the Global Infrastructure Fund, and in the May 1, 2013 prospectus and December 31, 2012 annual report for the Real Assets Fund. In addition, the June 30, 2012 semiannual report for the Real Assets Fund contains unaudited financial statements for the six-month period ended June 30, 2013. Please note that, for the Real Assets Fund, audited financial statements for the fund’s fiscal year ended December 31, 2013 will be contained in the fund’s December 31, 2013 annual report. This report will be publicly available by March 1, 2013, but it was not available at the time this proxy statement began mailing to shareholders.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting and will be available to make a statement, if they desire to do so, and to respond to appropriate questions which shareholders may wish to address to them.

Financial Highlights

	1/27/10* through 10/31/10		Year ended October 31
Global Infrastructure Fund			2011		2012		2013
Net asset value, beginning of period	$10.00		$10.67		$10.23		$10.83
Income From Investment Operations
Net investment income[a]	0.16	b	0.25	b	0.22	b	0.24	b
Net gains or losses on securities (both realized and unrealized)	0.51		(0.55)		0.76		1.45
Total from investment operations	0.67		(0.30)		0.98		1.69
Less Distributions
Dividends (from net investment income)	—		(0.14)		(0.26)		(0.24)
Distributions (from capital gains)	—		—		(0.12)		(0.02)
Total distributions	—		(0.14)		(0.38)		(0.26)
Net asset value, end of period	$10.67		$10.23		$10.83		$12.26
Total return	6.70	%b	(2.83	)%b	10.17	%b	15.95	%b
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,265		$42,465		$42,046		$48,928
Ratio of expenses to average net assets	1.10	%b,c	1.10	%b	1.10	%b	1.10	%b
Ratio of net income to average net assets	1.92	%b,c	2.33	%b	2.13	%b	2.11	%b
Portfolio turnover rate	18.6%		30.9%		34.6%		43.8%

* Inception date.

a Per share amounts calculated using average shares outstanding method.

b Excludes expenses in excess of a 1.10% contractual expense limitation in effect through February 28, 2014.

c Annualized.

Financial Highlights

	1/27/10* through 10/31/10		Year ended October 31
Global Infrastructure Fund—Advisor Class			2011		2012		2013
Net asset value, beginning of period	$10.00		$10.65		$10.20		$10.79
Income From Investment Operations
Net investment income[a]	0.24	b	0.23	b	0.20	b	0.22	b
Net gains or losses on securities (both realized and unrealized)	0.41		(0.54)		0.76		1.45
Total from investment operations	0.65		(0.31)		0.96		1.67
Less Distributions
Dividends (from net investment income)	—		(0.14)		(0.25)		(0.24)
Distributions (from capital gains)	—		—		(0.12)		(0.02)
Total distributions	—		(0.14)		(0.37)		(0.26)
Net asset value, end of period	$10.65		$10.20		$10.79		$12.20
Total return	6.50	%b	(2.93	)%b	9.98	%b	15.82	%b
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18		$365		$369		$706
Ratio of expenses to average net assets	1.20	%b,c	1.20	%b	1.20	%b	1.20	%b
Ratio of net income to average net assets	2.74	%b,c	2.21	%b	2.00	%b	1.93	%b
Portfolio turnover rate	18.6%		30.9%		34.6%		43.8%

* Inception date.

a Per share amounts calculated using average shares outstanding method.

b Excludes expenses in excess of a 1.20% contractual expense limitation in effect through February 28, 2014.

c Annualized.

Financial Highlights

	7/28/10* through 12/31/10		Year ended December 31		6 Months Ended 6/30/13
Real Assets Fund			2011	2012
Net asset value, beginning of period	$10.00		$12.12	$10.26	$11.12
Income From Investment Operations
Net investment income[a]	0.12		0.14	0.16	0.10
Net gains or losses on securities (both realized and unrealized)	2.09		(1.80)	1.00	(1.17)
Total from investment operations	2.21		(1.66)	1.16	(1.07)
Less Distributions
Dividends (from net investment income)	(0.06)		(0.12)	(0.16)	—
Distributions (from capital gains)	(0.03)		(0.07)	(0.11)	—
Returns of capital	—		(0.01)	(0.03)	—
Total distributions	(0.09)		(0.20)	(0.30)	—
Net asset value, end of period	$12.12		$10.26	$11.12	$10.05
Total return	22.14%		(13.61)%	11.35%	(9.62)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,573		$2,382	$2,910	$3,095
Ratio of expenses to average net assets	0.79	%b	0.85%	0.86%	0.86	%b
Ratio of net income to average net assets	1.80	%b	1.19%	1.45%	1.83	%b
Portfolio turnover rate	12.5%		30.0%	41.4%	21.6%

* Inception date.

a Per share amounts calculated using average shares outstanding method.

b Annualized.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS

The investment objectives, policies, and restrictions of the funds are described in greater detail in their prospectuses.

What are the fund’s investment objectives and policies?

In seeking to achieve their respective investment objectives, the funds are guided by similar but different investment policies and restrictions which should be considered by the shareholders of the Global Infrastructure Fund. Unless otherwise specified, the investment policies and restrictions of the Real Assets Fund and the Global Infrastructure Fund described below may be changed without shareholder approval. Fundamental policies may not be changed without the approval of the lesser of (i) 67% or more of a fund’s shares represented at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of a fund’s outstanding shares.

Global Infrastructure Fund The fund seeks to provide long-term growth of capital. Income is a secondary objective.

The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in the securities of infrastructure-related companies throughout the world, including the U.S. The fund defines an infrastructure-related company as any company that derives at least 50% of its revenues or profits, either directly or indirectly, from the infrastructure industry or commits at least 50% of assets to activities related to the infrastructure industry. Under normal conditions, the fund will invest in at least five countries and at least 40% of its net assets will be invested in companies outside the U.S. (at least 30% of its net assets will be invested in companies outside the U.S. if foreign market conditions are not favorable).

Infrastructure refers to the systems of transportation, communication, energy and other essential services required for the normal functioning of society. Infrastructure assets are the physical structures and networks that provide these necessary services.

For purposes of selecting investments in infrastructure-related companies, the fund defines the infrastructure industry broadly. It includes companies involved in the following businesses and activities, among others:

• building, operation, or maintenance of airports, marine ports, toll roads, bridges, railways, and other transportation systems;

• telecommunications, wireless, satellite, cable and other communications networks;

• power generation, storage, and distribution;

• utilities such as electricity, oil, gas, water, sewage, and other public services;

• construction and operation of social infrastructure such as courthouses, hospitals, and schools; and

• providing services and materials necessary for the construction and operation of infrastructure assets.

The fund may invest in companies of any size and will shift assets between different types of companies within the infrastructure industry based on prevailing market conditions. While the fund invests with an awareness of the global economic backdrop and its outlook for industry sectors and individual countries, security selection is based on fundamental, bottom-up analysis that seeks to identify high-quality companies with both good appreciation prospects and some income-producing potential. We analyze the characteristics and investment prospects of a particular security and generally favor companies with characteristics such as attractive industry position, compelling business model, strong management, and reasonable stock price valuation.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Real Assets Fund The fund seeks to provide long-term growth of capital.

The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in “real assets” and securities of companies that derive at least 50% of their profits or revenues from, or commit at least 50% of assets to, real assets and activities related to real assets. Real assets are defined broadly by the fund and are considered to include any assets that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities.

Real assets may produce cash flows and subsequent valuations that increase when the overall price level in the economy is rising. The fund may also invest in companies whose revenue and earnings are expected to rise if the prices of certain real assets rise during a period of general inflation.

While most assets will typically be invested in common stocks, the fund’s goal is to hold a portfolio of securities and other investments that, over time, should provide some protection against the impact of inflation. In selecting investments, the fund’s management seeks sectors in equity markets across the globe that are expected to have a low correlation with the overall global equity market in order to outperform the market during periods of high or rising inflation.

The fund may invest in securities issued by companies of any market capitalization, as well as real estate investment trusts (REITs), which are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. The fund invests with an awareness of the global economic backdrop and inflation, as well as its outlook for certain industry sectors and geographic areas. Security selection is based on fundamental, bottom-up analysis that seeks to identify high-quality companies with good appreciation prospects. We generally favor companies with characteristics such as an attractive industry position, a compelling business model, strong management, and reasonable stock price valuation.

The fund will invest in companies located throughout the world and there is no limit on the fund’s investments in foreign securities or emerging markets.

The fund may sell holdings for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Differences in Certain Other Investment Policies

Both funds can invest without limit in foreign securities and the investment restrictions relating to investments in common and preferred stocks, convertible securities and warrants, participation notes, futures and options, currency derivatives, and illiquid securities are identical for both funds. However, there are some differences with respect to other investment restrictions and policies. The Global Infrastructure Fund has a fundamental policy which permits it to concentrate (invest more than 25% of total assets) in the infrastructure industry. The Global Infrastructure Fund can invest 5% of its total assets in below investment-grade bonds (“junk” bonds), while the Real Assets Fund can invest 10% of its total assets in “junk” bonds and an additional 10% of its total assets in loans. The Global Infrastructure Fund’s investments in hybrid instruments are limited to 10% of total assets, whereas the Real Assets Fund can invest 10% of total assets in structured notes and other hybrid instruments. Finally, the Global Infrastructure Fund does not invest in swaps; however, the Real Assets Fund is permitted to invest in such instruments.

What are the differences between Advisor Class shares and Investor Class shares?

Should the merger be approved, shareholders in the Global Infrastructure Fund–Advisor Class would hold shares in the Real Assets Fund, which only offers Investor Class shares. Advisor Class shares may only be purchased through a financial intermediary, while Investor Class shares may be purchased through a financial intermediary or directly from the fund. If a Global Infrastructure Fund–Advisor Class shareholder continues to hold the Real Assets Fund shares that it receives in the reorganization through its financial intermediary, it will continue to receive certain shareholder and administrative services through that financial intermediary. However, the financial intermediary will no longer receive a 12b-1 fee in connection with the investment. If a Global Infrastructure Fund–Advisor Class shareholder holds the Real Assets Fund shares it receives in the reorganization directly with the fund, it will receive all of its shareholder and administrative services through fund service providers, will be subject to an annual account fee of up to $20 under certain conditions, and will be subject to the fund’s initial and subsequent minimum purchase requirements (of $2,500 and $100, respectively, for directly held accounts) as opposed to any minimum purchase requirements imposed by the financial intermediary.

ADDITIONAL INFORMATION ABOUT THE FUNDS

How has each fund performed?

The bar charts showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund’s past performance (before and after taxes) is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account.

Average Annual Total Returns

	Periods ended
	December 31, 2013
	1 Year	Since inception (1/27/10)
Global Infrastructure Fund
Returns before taxes	14.13%	7.44%
Returns after taxes on distributions	13.68	7.12
Returns after taxes on distributions
and sale of fund shares	8.64	6.04
UBS World Infrastructure & Utilities Index (reflects no deduction for fees, expenses, or taxes)	13.75	6.78
Lipper Specialty/Miscellaneous Funds Average	7.16	10.05	*
Global Infrastructure Fund-Advisor Class	1 Year	Since inception (1/27/10)
Returns before taxes	13.88	7.28
Returns after taxes on distributions	13.43	6.97
Returns after taxes on distributions
and sale of fund shares	8.51	5.91
UBS World Infrastructure & Utilities Index (reflects no deduction for fees, expenses, or taxes)	13.75	6.78
Lipper Specialty/Miscellaneous Funds Average	7.16	10.05	*
Real Assets Fund	1 Year	Since inception (7/28/10)
Returns before taxes	-1.30	4.42
Returns after taxes on distributions	-1.67	3.93
Returns after taxes on distributions
and sale of fund shares	-0.51	3.40
MSCI All Country World Index (reflects no deduction for fees, expenses, or taxes)	23.44	13.46
Lipper Specialty/Miscellaneous Funds Average	7.16	10.19	**

* Returns as of 1/31/10.

** Returns as of 7/31/10.

Who are the principal holders of each fund’s shares?

The following table, “Principal Holders of Fund Shares,” provides the shareholders of record that owned more than 5% of each fund’s outstanding shares as of December 31, 2013.

Principal Holders of Fund Shares
Fund	Shareholder	# of Shares	%
Global Infrastructure	T. Rowe Price Associates Attn.: Financial Reporting Department 100 East Pratt Street Baltimore, Maryland 21202	560,714	16.02
Global Infrastructure–Advisor Class	Citi Private Bank One Court Square 22nd Floor Long Island City, New York 11120 National Financial Services for the Exclusive Benefit of Our Customers 499 Washington Boulevard, Floor 5 Jersey City, New Jersey 07310 T. Rowe Price Associates Attn.: Financial Reporting Department TD Ameritrade, Inc. FBO Our Customers P.O. Box 2226 Omaha, Nebraska 68103	12,477 23,044 14,178 4,325	21.39 39.52(a) 24.31 7.42
Real Assets	Retirement Portfolio 2015 T. Rowe Price Associates Attn.: Fund Accounting Department 100 East Pratt Street Baltimore, Maryland 21202 Retirement Portfolio 2020 T. Rowe Price Associates Attn.: Fund Accounting Department Retirement Portfolio 2025 T. Rowe Price Associates Attn.: Fund Accounting Department Retirement Portfolio 2030 T. Rowe Price Associates Attn.: Fund Accounting Department Retirement Portfolio 2035 T. Rowe Price Associates Attn.: Fund Accounting Department Retirement Portfolio 2040 T. Rowe Price Associates Attn.: Fund Accounting Department	19,815,647 51,434,240 36,587,042 57,452,020 29,927,275 42,868,029	5.72 14.84 10.56 16.58 8.64 12.37

(a) At the level of ownership indicated, the shareholder would be able to determine the outcome of most issues that are submitted to shareholders for vote.

As of December 31, 2013, the executive officers and directors of the Real Assets Fund, as a group, beneficially owned, directly or indirectly, 23,702.234 shares, representing less than 1% of its outstanding shares.

Who are each fund’s transfer agent and custodians?

T. Rowe Price Services, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, serves as the transfer agent and dividend disbursing agent for the funds. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the funds’ domestic securities and JPMorgan Chase Bank, London, Woolgate House, Coleman Street, London EC2P 2HD England, is the custodian for the funds’ foreign securities.

FURTHER INFORMATION ABOUT VOTING AND THE

SPECIAL MEETING

Who is asking for my vote?

For the reasons set forth under “Reasons for the Reorganization,” the Board of the Global Infrastructure Fund has asked that you vote on the matters listed in the Notice of Special Meeting of Shareholders. The votes will be formally counted at the special meeting on Wednesday, April 30, 2014, and if the special meeting is adjourned, at any later meeting. You may vote in person at the special meeting, by Internet, by telephone, or by returning your completed proxy card in the prepaid envelope provided. Please do not mail the proxy card if you are voting by Internet or telephone.

Who is eligible to vote?

Shareholders of record at the close of business on January 30, 2014 (the “record date”) are entitled to one vote for each full share and a proportionate vote for each fractional share of the fund they held on January 30, 2014. As of January 30, 2014, there were 3,398,974 total outstanding shares of capital stock of the Global Infrastructure Fund and Global Infrastructure Fund—Advisor Class, and 351,488,033 outstanding shares of capital stock of the Real Assets Fund. The Notice of Special Meeting of Shareholders, the proxy card, and the proxy statement (or appropriate notice of where to access these materials) were first mailed to shareholders of record on or about February 12, 2014. In some cases, the fund may mail only one copy of this proxy statement to households in which more than one person in the household is a fund shareholder of record. If you need additional copies of this proxy statement or if you do not want the mailing of this proxy statement to be combined with those for other members of your household, please contact us at 1-800-541-5910.

Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the fund: (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

What is the required quorum?

To hold a special meeting for the fund, one-third of the fund’s shares entitled to be voted must have been received by proxy or be present in person at the meeting. In the event that a quorum is present but sufficient votes in favor of a proposal are not received by the meeting date, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the meeting to be adjourned. Shares voted against a proposal will be voted against the proposed adjournment. The persons named as proxies will vote in favor of such adjournment if they determine that additional solicitation is reasonable and in the interests of the fund’s shareholders.

How are the votes counted?

The individuals named as proxies (or their substitutes) on the enclosed proxy card (or cards, if you have multiple accounts) will vote according to your directions if your proxy is received properly executed, or in accordance with your instructions given when voting by telephone or Internet. If you properly execute your proxy card and give no voting instructions, or submit your vote via the telephone or Internet without voting instructions, your shares will be voted FOR the proposal.

Abstentions and “broker nonvotes” (as defined below) are counted for purposes of determining whether a quorum is present for purposes of convening the meeting. Broker nonvotes are shares held by a broker or nominee for which an executed proxy is received by the fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Because the proposal must be approved by a percentage of voting securities present at the meeting or a majority of the fund’s outstanding shares, abstentions and broker nonvotes will be considered to be voting securities that are present and will have the effect of being counted as votes against the proposal.

For shares of the fund held in an Individual Retirement Account (“IRA”) or Coverdell education savings account (“ESA”) that is sponsored by T. Rowe Price Trust Company and for which T. Rowe Price Trust Company serves as custodian, T. Rowe Price Trust Company shall, without written direction from the investor, vote shares for which no voting instructions are timely received in the same proportion as shares for which voting instructions from other shareholders are timely received.

Can additional matters be acted upon at the special meeting?

The management of the fund knows of no other business that may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote on such matters in accordance with their judgment.

Is the fund required to hold annual meetings?

Under Maryland law, the fund is not required to hold annual meetings. The Board of the fund has determined that the fund will take advantage of this Maryland law provision to avoid the significant expense associated with holding annual meetings, including legal, accounting, printing, and mailing fees incurred in preparing proxy materials. Accordingly, no annual meetings of shareholders shall be held in any year in which a meeting is not otherwise required to be held under the Investment Company Act of 1940 or Maryland law, unless the Board determines otherwise. However, special meetings of shareholders will be held in accordance with applicable law or when otherwise determined by the fund’s Board.

If a shareholder wishes to present a proposal to be included in a proxy statement for a subsequent shareholder meeting, the proposal must be submitted in writing and received by Patricia B. Lippert, Secretary of the T. Rowe Price Funds, 100 East Pratt Street, Baltimore, Maryland 21202, within a reasonable time before the fund begins to print and mail its proxy materials. The timely submission of a proposal does not guarantee its consideration at the meeting.

How are proxies delivered and votes recorded?

This proxy statement was mailed along with a proxy voting card and prepaid envelope. You may record your votes on the enclosed proxy card and mail it in the accompanying prepaid envelope to Proxy Tabulator, P.O. Box 55046, Boston, MA 02205-9836. Any mailed proxies sent to this address will be delivered to Boston Financial Data Services, Inc. (“BFDS”), whom the fund has retained to tabulate the votes. Some shareholders will not automatically receive a copy of this entire proxy statement in the mail, but will instead receive a notice that informs them of how to access all of the proxy materials on a publicly available website (commonly referred to as “notice and access”). Shareholders who receive such a notice will not be able to return the notice to have their vote recorded. However, they can access the proxy materials at eproxyvote.com/trp to vote eligible shares or may use the instructions on the notice to request a paper or email copy of the proxy materials at no charge.

The U.S. Securities and Exchange Commission has adopted rules that permit investment companies, such as the fund, and intermediaries to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the fund and its shareholders. Unless the fund has received contrary instructions, only one copy of this proxy statement will be mailed to two or more shareholders who share an address. If you need additional copies or do not want your mailings to be “householded,” please call 1-800-225-5132 or write us at P.O. Box 17630, Baltimore, MD 21297-1630.

In addition, the fund has arranged through BFDS to have votes recorded through the Internet through eproxyvote.com/trp or by telephone at
1-866-977-7699. The telephone and Internet voting procedures are reasonably designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. BFDS is responsible for assisting the fund in determining whether quorum is achieved and whether sufficient votes are received to approve a proposal.

How can proxies be solicited?

Directors and officers of the fund, and employees of T. Rowe Price (and its affiliates), may solicit proxies by mail, in person, or by telephone. In the event that votes are solicited by telephone, shareholders will be called at the telephone number T. Rowe Price and its affiliates have in their records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, confirmation of the instructions is also mailed and a toll-free number provided in case the information contained in the confirmation is incorrect.

To help ensure that sufficient shares of common stock are represented at the meeting to permit approval of the proposals outlined in the proxy statement, the fund may also use the services of BFDS to assist them in soliciting proxies. However, it is not expected that the fund will need to use BFDS for additional solicitation efforts.

Who pays for the costs involved with the proxy?

For managing the fund’s overall proxy campaign, BFDS will receive a management fee plus reimbursement for out-of-pocket expenses. BFDS will also receive fees in connection with the printing, preparing, assembling, mailing, and transmitting proxy materials on behalf of the fund, and tabulating those votes that are received. The costs paid to BFDS are estimated to be approximately $5,300, although the amount could be higher should additional solicitation be necessary to achieve quorum and shareholder approval. In addition, securities brokers, custodians, fiduciaries, and other persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts. All costs of the special meeting and the reorganization (other than brokerage, taxes, extraordinary items, and fees of fund counsel and independent auditors), including the use of BFDS, will be paid for by T. Rowe Price Associates, Inc. The items not paid by T. Rowe Price Associates, Inc. will be borne by the Global Infrastructure Fund.

Can I change my vote after I submit my proxy?

Any proxy, including those voted via the Internet or by telephone, may be revoked at any time before the votes have been submitted for tabulation at the meeting by filing a written notice of revocation with the fund, by delivering a properly executed proxy bearing a later date, or by attending the meeting and voting in person. If you vote via the telephone or Internet, you can change your vote up until 7:59 a.m. on April 30, 2014.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the reorganization and issuance of shares of the Real Assets Fund will be passed upon by Willkie Farr & Gallagher LLP, counsel to the Real Assets Fund and Global Infrastructure Fund, and by counsel to T. Rowe Price Associates, Inc., which serves as sponsor and investment adviser of the Real Assets Fund.

Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

 THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made this 31st day of January, 2014, by and between (i) T. Rowe Price Real Assets Fund, Inc., a corporation organized and existing under the laws of Maryland (“Acquiring Fund”), and (ii) T. Rowe Price International Funds, Inc., a corporation organized and existing under the laws of Maryland, on behalf of its series and class, the T. Rowe Price Global Infrastructure Fund and T. Rowe Price Global Infrastructure Fund–Advisor Class (collectively, “Acquired Fund”). All references in this Agreement to the Acquired Fund are, as applicable, to the T. Rowe Price Global Infrastructure Fund and its Advisor Class shares, as if this Agreement were executed solely by such fund and the Acquiring Fund.

W I T N E S S E T H:

 The Acquiring Fund and the Acquired Fund are each registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. The Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest. The Acquiring Fund and the Acquired Fund have agreed to combine through the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Shares, all without par value, of the Acquiring Fund (“Acquiring Fund Shares”) and the distribution of Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund. The Acquiring Fund wishes to enter into a definitive agreement setting forth the terms and conditions of the foregoing transactions as a “plan of reorganization” and “liquidation” within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (“Code”).

 NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1. Assets to be Transferred

A. Reorganization. Prior to the close of regular trading on the New York Stock Exchange (“Exchange”) on the Closing Date (as hereinafter defined), all the assets of the Acquired Fund, net of appropriate reserves and those assets described in paragraph 1.C. below, shall be delivered as provided in paragraph 2.C. to State Street Bank and Trust Company, custodian of the Acquired Fund’s assets (“Custodian”), or, in the case of securities maintained outside of the United States, JPMorgan Chase Bank, London (“Foreign

Custodian”), if applicable, in exchange for and against delivery by the Acquiring Fund to the Acquired Fund on the Closing Date of a number of Acquiring Fund Shares (including, if applicable, fractional shares) having an aggregate net asset value equal to the value of the assets of the Acquired Fund so transferred, assigned and delivered, all determined and adjusted as provided in paragraph 1.B. below. Notwithstanding the foregoing, the assets of the Acquired Fund to be acquired by the Acquiring Fund shall constitute at least 90% of the fair market value of the net assets of the Acquired Fund and at least 70% of the fair market value of the gross assets of the Acquired Fund as described on the “Valuation Date” (hereinafter defined).

B. Valuation. The net asset value of shares of the Acquiring Fund and the value of the assets of the Acquired Fund to be transferred shall, in each case, be computed as of the close of regular trading on the Exchange on the Valuation Date (as hereinafter defined). The net asset value of the Acquiring Fund Shares shall be computed in the manner set forth in the Acquiring Fund’s current prospectus and statement of additional information under the Securities Act of 1933 (“1933 Act”) and the 1940 Act. The value of the assets of the Acquired Fund to be transferred shall be computed by the Acquiring Fund in accordance with the policies and procedures of the Acquiring Fund as described in the Acquiring Fund’s current prospectus and statement of additional information under the 1933 Act and the 1940 Act, subject to review and approval by the Acquired Fund and to such adjustments, if any, agreed to by the parties.

C. Excludable Assets. If on the Closing Date the assets of the Acquired Fund include accounts receivable, causes of actions, claims and demands of whatever nature, contract rights, leases, business records, books of accounts, and shareholder records, the Acquiring Fund may for reasonable cause refuse either to accept or to value such assets (other than fully collectible and transferable dividends, interest, and tax refunds). For purposes of this paragraph l.C., “reasonable cause” includes the inability to obtain a reliable value, the likelihood of engaging in protracted collection efforts, or the likelihood of engaging in burdensome administrative responsibilities to receive value. In addition, there shall be deducted from the assets of the Acquired Fund described in paragraph 1.A. assets not transferred pursuant to paragraph 1.A. and cash in an amount estimated by the Acquired Fund to be sufficient to pay all the liabilities of the Acquired Fund, including, without limitation, (i) amounts owed to any shareholders including declared but unpaid dividends and amounts owed to any former shareholders in respect of redemptions in the ordinary course of business; (ii) accounts payable and other accrued and unpaid expenses incurred in the normal operation of its business up to and including the Closing Date; and (iii) the costs and expenses, if any, incurred by the Acquired Fund in making and carrying out this Agreement (other than costs and expenses to be paid for by T. Rowe Price).

2. Definitions

A. Closing and Closing Date. Subject to the terms and conditions hereof, the closing of the transactions contemplated by this Agreement (the “Closing”) shall be conducted at the offices of the Acquiring Fund in Baltimore, Maryland, beginning at 8:00 a.m., eastern time, on May 19, 2014, or at such other place or on such later business day as may be agreed upon by the parties. In the event that on the Valuation Date (i) the Exchange is closed or trading thereon is restricted, or (ii) trading or the reporting of trading on the Exchange or elsewhere is disrupted so that accurate appraisal of the value of the Acquired Fund assets or the net asset value of the Acquiring Fund Shares is impractical, the Closing shall be postponed until the first business day after the first business day when trading on the Exchange or elsewhere shall have been fully resumed and reporting thereon shall have been restored, or such other business day as soon thereafter as may be agreed upon by the parties. The date on which the Closing actually occurs is herein referred to as the “Closing Date.”

B. Valuation Date. The business day next preceding the Closing Date shall be the “Valuation Date.” The stock transfer books of the Acquired Fund will be permanently closed as of the close of business on the Valuation Date. The Acquired Fund shall only accept redemption requests received by it in proper form prior to the close of regular trading on the Exchange on the Valuation Date. Redemption requests received thereafter shall be deemed to be redemption requests for Acquiring Fund shares to be distributed to Acquired Fund shareholders pursuant to the Plan (assuming that the transactions contemplated by this Agreement have been consummated).

C. Delivery. Portfolio securities shall be delivered by the Acquired Fund to the Custodian or the Foreign Custodian, to be held until the Closing for the account of the Acquired Fund, no later than three (3) business days preceding the Closing (“Delivery Date”), duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash of the Acquired Fund shall be delivered by the Acquired Fund on the Closing Date and shall be in the form of currency or wire transfer in federal funds, payable to the order of the Custodian or the Foreign Custodian. A confirmation for the Acquiring Fund Shares, credited to the account of the Acquired Fund and registered in the name of the Acquired Fund, shall be delivered by the Acquiring Fund to the Acquired Fund at the Closing.

3. Failure to Deliver Securities. If, on the Delivery Date, the Acquired Fund is unable to make delivery under paragraph 2.C. to the Custodian or the Foreign Custodian of any of the portfolio securities of the Acquired Fund, the Acquiring Fund may waive the delivery requirements of paragraph 2.C. with respect to said undelivered securities, if the Acquired Fund has delivered to the Custodian or the Foreign Custodian by or on the Delivery Date and, with respect to said undelivered securities, such documents in the form of executed copies of an agreement of assignment and escrow agreement and due bills and the like as may be required by the Acquiring Fund or the Custodian or the Foreign Custodian, including brokers’ confirmation slips.

4. Post-Closing Distribution and Liquidation of the Acquired Fund. As soon as practicable after the Closing, the Acquired Fund shall pay or make provisions for all of its debts, taxes, and other liabilities and shall distribute all of the remaining assets thereof to the shareholders of the Acquired Fund; and the Acquired Fund shall no longer be listed on Form N-SAR. At, or as soon as may be practicable following the Closing Date, the Acquired Fund shall for federal income tax purposes be liquidated and distribute the Acquiring Fund Shares received hereunder by instructing the Acquiring Fund that the pro-rata interest (in full and fractional Acquiring Fund Shares) of each of the holders of record of shares of the Acquired Fund as of the close of business on the Valuation Date as certified by the Acquired Fund’s transfer agent (“Acquired Fund Record Holders”) be registered on the books of the Acquiring Fund in the names of each of the Acquired Fund Record Holders. The Acquiring Fund agrees to comply promptly with said instruction. All issued and outstanding shares of the Acquired Fund shall thereupon be cancelled on the books of the Acquired Fund. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety, or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper, and correct. The Acquiring Fund shall record on its books the ownership of Acquiring Fund Shares by Acquired Fund Record Holders. No redemption or repurchase of any Acquiring Fund Shares credited to Acquired Fund Record Holders in respect of the Acquired Fund Shares represented by unsurrendered stock certificates shall be permitted until such certificates have been surrendered to the Custodian for cancellation. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the name of the Acquired Fund Record Holder on the books of the Acquiring Fund as of the Closing Date shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

5. Acquired Fund Securities. The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund’s portfolio investments as of the date of execution of this Agreement. The Acquired Fund may sell any of these investments and will confer with the Acquiring Fund with respect to investments for the Acquired Fund. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a statement of the Acquiring Fund’s investment objectives, policies, and restrictions and a list of the investments, if any, on the list referred to in the first sentence of this paragraph 5 that do not conform to such objectives, policies, and restrictions. In the event that the Acquired Fund holds any investments that the Acquiring Fund may not hold, the Acquired Fund will, consistent with the foregoing and its own policies and restrictions, use its reasonable efforts to dispose of such investments prior to the Closing Date, provided, however, that in no event will the Acquired Fund be required to dispose of assets to an extent which would cause less than 50% of the historical business assets of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement or to take any action that is inconsistent with paragraph 8.M. below. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain any investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Acquired Fund will, if requested by the Acquiring Fund, in a manner consistent with the foregoing and its own policies and restrictions, use its reasonable efforts to dispose of an amount of such investments sufficient to avoid violating such limitations as of the Closing Date. On the Delivery Date, the Acquired Fund shall deliver to the Acquiring Fund a list setting forth the securities then owned by the Acquired Fund (“Securities List”), which shall be prepared in accordance with the requirements of the Code and the regulations promulgated thereunder for specific identification tax lot accounting and which shall clearly reflect the basis used for determination of gain and loss realized on the partial sale of any security transferred to the Acquiring Fund. The records from which the Securities List will be prepared shall be made available by the Acquired Fund prior to the Closing Date for inspection by the Acquiring Fund’s treasurer or his designee or the auditors of the Acquiring Fund upon reasonable request.

6. Liabilities and Expenses. The Acquiring Fund shall not assume any of the liabilities of the Acquired Fund, and the Acquired Fund will use its reasonable efforts to discharge all its known liabilities, so far as may be possible, prior to the Closing Date. The Acquiring Fund shall not be responsible for any of the Acquired Fund’s expenses in connection with the carrying-out of this Agreement.

7. Legal Opinions.

A. Opinion of Acquired Fund Counsel. At the Closing, the Acquired Fund shall furnish the Acquiring Fund with such written opinions (including opinions as to certain federal income tax matters) of Willkie Farr & Gallagher LLP, and the factual representations supporting such opinions which shall be, in form and substance reasonably satisfactory to the Acquiring Fund.

B. Opinion of Acquiring Fund Counsel. At the Closing, the Acquiring Fund shall furnish the Acquired Fund with a written opinion of Willkie Farr & Gallagher LLP, and the factual representations supporting such opinions which shall be, in form and substance reasonably satisfactory to the Acquired Fund.

8. Acquired Fund Representations, Warranties, and Covenants. The Acquired Fund hereby represents and warrants to the Acquiring Fund, and covenants and agrees with the Acquiring Fund:

A. that the audited statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and statement of changes in net assets of the Acquired Fund as of October 31, 2013, and for the year then ended heretofore delivered to the Acquiring Fund were prepared in accordance with generally accepted accounting principles, reflect all liabilities of the Acquired Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, and present fairly the financial position and results of operations of the Acquired Fund as of said date and for the period covered thereby;

B. that the Acquired Fund will furnish to the Acquiring Fund an unaudited statement of assets and liabilities, including the schedule of portfolio investments (or a statement of net assets in lieu of a statement of assets and liabilities and a schedule of portfolio investments), and the related statement of operations and statement of changes in net assets of the Acquired Fund for the period commencing on the date following the date specified in paragraph 8.A. above and ending on April 30, 2014. These financial statements will be prepared in accordance with generally accepted accounting principles and will reflect all liabilities of the Acquired Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, will present fairly the financial position and results of operations of the Acquired Fund as of the dates of such statements and for the periods covered thereby;

C. that there are no legal, administrative, or other proceedings pending or, to the knowledge of the Acquired Fund, overtly threatened against the Acquired Fund which would individually or in the aggregate materially affect the financial condition of the Acquired Fund or the Acquiring Fund’s ability to consummate the transactions contemplated hereby;

D. that the execution and delivery of this Agreement by the Acquired Fund and the consummation of the transactions contemplated herein have been authorized by the Board of Directors by vote taken at a meeting of the Board of Directors of the Acquiring Fund duly called and held on November 11, 2013, and that the Acquired Fund will (i) take all steps necessary duly to call, give notice of, convene, and hold a meeting of the shareholders of the Acquired Fund as soon as practicable and in accordance with applicable Maryland, Massachusetts, and federal law, for the purpose of approving this Agreement and the transactions contemplated herein and for such other purposes as may be necessary and desirable, and (ii) recommend to such shareholders the approval of this Agreement and the transactions contemplated herein and such other matters as may be submitted to such shareholders in connection with the transactions contemplated herein;

E. that from the date of this Agreement through the Closing Date, there shall not have been:

(1) any material change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Acquired Fund (other than changes in the ordinary course of its business or relating to the transactions contemplated by this Agreement, including, without limitation, dividends and distributions in the ordinary course, changes in the net asset value per share, redemptions in the ordinary course of business, and changes in sales volume), which has had a material adverse effect on such business, results of operations, assets, or financial condition, except in all instances as set forth in the financial statements of the Acquired Fund referred to in paragraphs 8.A. and 8.B. above;

(2) any loss (whether or not covered by insurance) suffered by the Acquired Fund materially and adversely affecting the assets of the Acquired Fund, other than depreciation of securities;

(3) issued any option to purchase or other right to acquire stock of the Acquired Fund of any class granted by the Acquired Fund to any person (excluding sales in the ordinary course and a dividend reinvestment program);

(4) any indebtedness incurred by the Acquired Fund for borrowed money or any commitment to borrow money entered into by the Acquired Fund, except as provided in the current prospectus and statement of additional information of the Acquired Fund or so long as it will not prevent the Acquired Fund from complying with paragraph 8.I.;

(5) any amendment to the Articles of Incorporation or By-Laws of the Acquired Fund except to effectuate the transactions contemplated hereunder or otherwise as disclosed in writing to the Acquiring Fund; or

(6) any grant or imposition of any lien, claim, charge, or encumbrance upon any asset of the Acquired Fund except as provided in the current prospectus and statement of additional information of the Acquired Fund or so long as it will not prevent the Acquired Fund from complying with paragraph 8.I.;

F. that there are no material contracts outstanding to which the Acquired Fund is bound other than as disclosed to the Acquiring Fund;

G. that the Acquired Fund has filed all federal, state, and local tax returns and reports required by law to have been filed, that all federal, state and local income, franchise, property, sales, employment, or other taxes payable pursuant to such returns and reports have been paid so far as due, or provision has been made for the payment thereof, and that, to the knowledge of the Acquired Fund, no such return is currently under audit and no assessment has been asserted with respect to any such return other than with respect to all such matters which are not material individually or in the aggregate;

H. that, as promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund with a statement of the earnings and profits of the Acquired Fund for federal income tax purposes;

I. that on the Closing Date the Acquired Fund will have good and marketable title to the assets of the Acquired Fund to be conveyed hereunder, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims, and equities whatsoever, and full right, power, and authority to sell, assign, transfer, and deliver such assets and shall deliver such assets to the Acquiring Fund as set forth in paragraph 1.A. hereof. Upon delivery of such assets, the Acquiring Fund will receive good and marketable title to such assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims, and equities, except as to adverse claims of which the Acquiring Fund has notice at or prior to the time of delivery. Except as set forth on the Securities List, none of the securities comprising the assets of the Acquired Fund will be “restricted securities” under the 1933 Act or the rules and regulations of the Securities and Exchange Commission (“Commission”) thereunder;

J. that the Proxy Statement/Prospectus (hereinafter defined) at the time of delivery by the Acquired Fund to its shareholders in connection with the meeting of shareholders to approve this transaction, on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above, as amended or as supplemented if it shall have been amended or supplemented, will conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934

(“1934 Act”) and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, except that no representations or warranties in this section apply to statements or omissions which are based on written information furnished by the Acquiring Fund to the Acquired Fund;

K. that the Acquired Fund is not, and the execution, delivery, and performance of this Agreement will not result, in a material violation of any provision of its Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound and that this Agreement constitutes a valid and legally binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, except as enforceability may be affected by bankruptcy laws, laws affecting creditors generally, and general principles of equity;

L. that the Acquired Fund will take all actions within its control necessary to cause the exchange of Acquiring Fund Shares for assets of the Acquired Fund made under this Agreement to qualify, as of and after the Closing, as a reorganization within the meaning of Section 368(a)(1)(C) of the Code; and

M. that the Acquired Fund is registered with the Commission under the 1940 Act, classified as a management investment company, and subclassified as an open-end company.

9. Acquiring Fund Representations, Warranties, and Covenants. The Acquiring Fund hereby represents and warrants to the Acquired Fund, and covenants and agrees with the Acquired Fund:

A. that the audited statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and statement of changes in net assets of the Acquiring Fund as of December 31, 2013, and for the year then ended heretofore delivered to the Acquired Fund were prepared in accordance with generally accepted accounting principles, reflect all liabilities of the Acquiring Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, and present fairly the financial position and results of operations of the Acquiring Fund as of said date and for the period covered thereby;

B. that there are no legal, administrative, or other proceedings pending or, to its knowledge, overtly threatened against the Acquiring Fund which would individually or in the aggregate materially affect the financial condition of the Acquiring Fund’s ability to consummate the transactions contemplated hereby;

C. that the execution and delivery of this Agreement by the Acquiring Fund and the consummation of the transactions contemplated herein have been authorized by the Board of Directors of the Acquiring Fund by vote taken at a meeting of the Board of Directors of the Acquiring Fund duly called and held on November 11, 2013, and that approval by the Acquiring Fund’s shareholders of this Agreement or the consummation of the transactions contemplated herein is not required under applicable Maryland, Massachusetts and federal law;

D. that from the date of this Agreement through the Closing Date, there shall not have been any material change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Acquiring Fund (other than changes in the ordinary course of its business, including, without limitation, dividends and distributions in the ordinary course, changes in the net asset value per share, redemptions in the ordinary course of business, and changes in sales volume), which has had an adverse material effect on such business, results of operations, assets, or financial condition, except in all instances as set forth in the financial statements of the Acquiring Fund referred to in paragraph 9.A. and 9.B. above;

E. Paragraph intentionally left blank.

F. that the Acquiring Fund is registered with the Commission under the 1940 Act, classified as a management investment company, and subclassified as an open-end diversified company;

G. that the shares of the Acquiring Fund to be issued pursuant to paragraph 1.A. will be duly registered under the 1933 Act by the Registration Statement (hereinafter defined) in effect on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above;

H. that the Acquiring Fund Shares are duly authorized and validly issued and are fully paid, nonassessable, and free of any preemptive rights and conform in all material respects to the description thereof contained in the Proxy Statement/Prospectus as in effect on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above;

I. that the Acquiring Fund is not, and the execution, delivery, and performance of this Agreement will not result, in a material violation of any provision of the Acquiring Fund’s Articles of Incorporation or By- Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound, and that this Agreement constitutes a valid and legally binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, except as enforceability may be affected by bankruptcy laws, laws affecting creditors generally, and general principles of equity;

J. that the Acquiring Fund will take all actions within its control necessary to cause the exchange of Acquiring Fund Shares for assets of the Acquired Fund made under this Agreement to qualify, as of and after the Closing, as a reorganization within the meaning of Section 368(a)(1)(C) of the Code;

K. that the Acquiring Fund has filed all federal, state, and local tax returns and reports required by law to have been filed, that all federal, state, and local income, franchise, property, sales, employment, or other taxes payable pursuant to such returns and reports have been paid so far as due, or provision has been made for the payment thereof, and that, to the knowledge of the Acquiring Fund, no such return is currently under audit and no assessment has been asserted with respect to any such return, other than with respect to all such matters those which are not material individually or in the aggregate;

L. that the Proxy Statement/Prospectus at the time of delivery by the Acquired Fund to its shareholders in connection with the meeting of shareholders to approve this transaction, on the Closing Date and at the liquidation of the Acquired Fund set forth in paragraph 4. above, as amended or as supplemented if it shall have been amended or supplemented, and the Registration Statement on the effective date thereof, on the Closing Date and at the liquidation of the Acquired Fund set forth in paragraph 4. above, will conform in all material respects to the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, except that no representations or warranties in this section apply to statements or omissions which are based on written information furnished by the Acquired Fund to the Acquiring Fund; and

M. the current prospectus and statement of additional information of the Acquiring Fund (copies of which have been delivered to the Acquired Fund) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

10. Certain Conditions.

 Unless waived by the parties in writing in their sole discretion, all obligations of the parties hereunder are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

A. Registration Statement and Proxy Statement/Prospectus. The Acquiring Fund will file a registration statement on Form N-14 with the Commission under the 1933 Act in order to register the Acquiring Fund Shares to be issued hereunder. Such registration statement in the form in which it shall become effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, such registration statement as amended, is referred to herein as the “Registration Statement.” The Acquired Fund will file preliminary proxy materials with the Commission under the 1940 Act and the 1934 Act, relating to the meeting of the shareholders of the Acquired Fund at which this Agreement and the transactions herein contemplated will be considered and voted upon, in the form of a combined proxy statement and prospectus and related statement of additional information included in the Registration Statement. The combined proxy statement and prospectus and related statement of additional information that is first filed pursuant to Rule 497(b) under the 1933 Act is referred to herein as the “Proxy Statement/Prospectus.” The Acquiring Fund and the Acquired Fund each will exert reasonable efforts to cause the Registration Statement to become effective under the 1933 Act as soon as practical and agree to cooperate in such efforts. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act. Upon effectiveness of the Registration Statement, the Acquired Fund will cause the Proxy Statement/Prospectus to be delivered to the shareholders of the Acquired Fund entitled to vote on the transactions contemplated by this Agreement at least 20 days prior to the date of the meeting of shareholders called to act upon such transactions.

B. Shareholder Vote. The obligations of the Acquired Fund under this Agreement shall be subject to the shareholders of the Acquired Fund duly approving the execution and delivery of this Agreement and the transactions contemplated herein.

C. Pending or Threatened Proceedings. On the Closing Date, no action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

D. Appropriate Articles. The Acquired Fund shall execute and cause to be filed with the Maryland State Department of Assessments and Taxation, such articles of transfer, articles supplementary or other documents, as necessary to eliminate designation of the Acquired Fund, as appropriate.

E. Declaration of Dividend. The Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund shareholders all of the investment company taxable income and realized capital gain for all taxable periods of the Acquired Fund which are required to be distributed to avoid federal income or excise tax applicable to regulated investment companies.

F. State Securities Laws. The parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated herein.

G. Performance of Covenants. Each party shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Date and the Closing Date.

H. Representations and Warranties. The representations and warranties of each party set forth in this Agreement will be true and correct on the Closing Date, and each party shall deliver to the other a certificate of a duly authorized officer of such party to that effect.

11. Notices. All notices, requests, instructions, and demands in the course of the transactions herein contemplated shall be in writing addressed to the respective parties as follows and shall be deemed given: (i) on the next day if sent by prepaid overnight courier and (ii) on the same day if given by hand delivery or telecopy.

 If to the Acquiring Fund or Acquired Fund:

 David Oestreicher, Esquire
 T. Rowe Price Associates, Inc.
 100 East Pratt Street
 Baltimore, Maryland 21202
 Fax Number (410) 345-6575

 with a copy to:

 Margery K. Neale, Esquire
 Willkie Farr & Gallagher LLP
 787 Seventh Avenue
 New York, New York 10019
 Fax Number (212) 728-9138

or to such other address as the parties from time to time may designate by written notice to all other parties hereto.

12. Termination and Postponement.

A. This Agreement may be terminated or postponed by the Acquiring Fund or the Acquired Fund at any time, before or after approval by the shareholders of the Acquired Fund, upon the giving of written notice to the other, if the conditions specified in paragraphs 8., 9., and 10. have not been performed or do not exist on or before July 31, 2014 or to the extent permitted by law.

B. In the event of termination of this Agreement pursuant to paragraph 12.A. of this Agreement, neither party (nor its officers or directors) shall have any liability to the other.

13. Exhibits. All Exhibits shall be considered as part of this Agreement.

14. Miscellaneous. This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns. It shall be governed by, construed, and enforced in accordance with the laws of the State of Maryland and Massachusetts. The Acquired Fund and the Acquiring Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein. The Acquired Fund and the Acquiring Fund agree that no party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties as to the subject matter hereof. The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder for a period of three years thereafter. The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be executed in any number of counterparts, each of which shall be deemed an original. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement. Whenever used herein, the use of any gender shall include all genders.

15. Amendments. The Acquired Fund and the Acquiring Fund by mutual consent of their Board of Directors or authorized committees or officers may amend this Agreement in such manner as may be agreed upon, whether before or after the meeting of stockholders of the Acquired Fund at which action upon the transactions contemplated hereby is to be taken; provided, however, that after the requisite approval of the stockholders of the Acquired Fund has been obtained, this Agreement shall not be amended or modified so as to change the provisions with respect to the transactions herein contemplated in any manner which would materially and adversely affect the rights of such stockholders without their further approval.

16. Waiver. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

17. Liability.

A. The Acquired Fund and the Acquiring Fund acknowledge and agree that all obligations of the Acquired Fund under this Agreement are binding only with respect to the Acquired Fund; that any liability of the Acquired Fund under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquired Fund.

B. The Acquiring Fund and the Acquired Fund acknowledge and agree that all obligations of the Acquiring Fund under this Agreement are binding only with respect to the Acquiring Fund; that any liability of the Acquiring Fund under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquiring Fund.

 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and by their officers thereunto duly authorized, as of the day and year first above written.

WITNESS:	T. ROWE PRICE REAL ASSETS FUND, INC.
__________________________ Patricia B. Lippert	By______________________(SEAL) Wyatt A. Lee Title: President

WITNESS:	T. ROWE PRICE INTERNATIONAL FUNDS, INC., on behalf of the T. Rowe Price Global Infrastructure Fund
__________________________ Patricia B. Lippert	By_____________________(SEAL) David Oestreicher Title: Vice President

T. ROWE PRICE REAL ASSETS FUND

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

February 12, 2014

This Statement of Additional Information (“SAI”) relates to the proposed reorganization (“Reorganization”) of the T. Rowe Price Global Infrastructure Fund and its advisor class, the T. Rowe Price Global Infrastructure Fund—Advisor Class (collectively, “Acquired Fund”), a series and class of T. Rowe Price International Funds, Inc., into the T. Rowe Price Real Assets Fund (“Acquiring Fund”).

This SAI sets forth information that may be of interest to shareholders relating to the Reorganization, but which is not included in the Combined Proxy Statement and Prospectus, dated February 12, 2014, of the funds. As described in the Combined Proxy Statement and Prospectus, a Reorganization would involve the transfer of substantially all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

This SAI is not a prospectus, and should be read in conjunction with the Combined Proxy Statement and Prospectus. This SAI and the Combined Proxy Statement and Prospectus have been filed with the Securities and Exchange Commission. Copies of the Combined Proxy Statement and Prospectus are available upon request and without charge by writing to the Acquiring Fund at 100 East Pratt Street, Baltimore, Maryland 21202, or by calling 1-800-541-5910.

The Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the prospectuses and Statement of Additional Information of the Acquired Fund and Acquiring Fund, other material incorporated by reference and other information regarding the Acquired Fund and Acquiring Fund.

TABLE OF CONTENTS

Additional Information About the Acquired Fund and the Acquiring Fund	63
Financial Statements of the Acquired Fund and the Acquiring Fund	63

I. ADDITIONAL INFORMATION ABOUT THE
ACQUIRED FUND AND THE ACQUIRING FUND

FOR THE ACQUIRED FUND: The Statement of Additional Information for the Acquired Fund, dated November 19, 2013, as filed with the Securities and Exchange Commission on November 19. 2013, is incorporated by reference.

FOR THE ACQUIRING FUND: The Statement of Additional Information for the Acquiring Fund, dated November 19, 2013, as filed with the Securities and Exchange Commission on November 19. 2013, is incorporated by reference.

The Statement of Additional Information for the Acquired Fund and Acquiring Fund is available without charge through troweprice.com or by calling 1-800-541-5910.

II. FINANCIAL STATEMENTS OF THE
ACQUIRED FUNDS AND THE ACQUIRING FUND

This SAI incorporates by reference (i) the financial statements and report of the independent registered public accounting firm for the T. Rowe Price Global Infrastructure Fund as contained in its Annual Report for the year ended October 31, 2013, as filed with the Securities and Exchange Commission on December 17, 2013, (ii) the financial statements and report of the independent registered public accounting firm for the T. Rowe Price Real Assets Fund as contained in its Annual Report for the year ended December 31, 2012, as filed with the Securities and Exchange Commission on February 26, 2013, and the unaudited financial statements for the T. Rowe Price Real Assets Fund as contained in its Semiannual Report for the period ended June 30, 2013, as filed with the Securities and Exchange Commission on August 26, 2013. Each of these reports contains historical financial information regarding the funds and is available without charge at troweprice.com or by calling 1-800-541-5910.

PricewaterhouseCoopers LLP, located at 100 East Pratt Street, 19th Floor, Baltimore, MD 21202, is the Independent Registered Public Accounting Firm to the Acquired Fund and the Acquiring Fund, providing audit and tax return review of various Securities and Exchange Commission filings.

T. Rowe Price Logo	000 000 000 000 9
P.O. Box 55046 Boston, MA 02205-5046	Your Vote is Important
Vote by Internet: Please go to the electronic voting site at www.eproxyvote.com/trp. Follow the on-line instructions. If you vote by internet, you do not have to return your Ballot.
Vote by Telephone: Please call us toll-free at 1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return your Ballot.
Vote by Mail: Mark, sign and date your Ballot and return promptly. Ensure the address below shows through the window of the enclosed postage paid return envelope.
If Voting by Mail:
Remember to sign and date the ballot below. Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.	PROXY TABULATOR PO BOX 55046 BOSTON MA 02205-9836

T. Rowe Price Global Infrastructure Fund

(a series of T. Rowe Price International Funds, Inc.)
Special Meeting of Shareholders
April 30, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. The undersigned hereby appoints Edward C. Bernard and David Oestreicher, as proxies (“Proxies”), with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of the T. Rowe Price Global Infrastructure Fund and its advisor share class, the T. Rowe Price Global Infrastructure Fund–Advisor Class (collectively, “Global Infrastructure Fund”) held of record by the undersigned on January 30, 2014 at the Special Meeting (the “Meeting”) of Shareholders to be held on April 30, 2014, at 8:00 a.m., Eastern time, in the office of the fund at 100 East Pratt Street, Baltimore, Maryland 21202 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at the Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Funds covered hereby. I acknowledge receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders of the Fund to be held on April 30, 2014. The Proxy Statement for this meeting is available at www.eproxyvote.com/trp.

Note: Please sign exactly as your name(s) appears on the Ballot. If you are signing this Ballot for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

Signature ______________________________ Signature ______________________________ Date __________________________________

Proposal(s) listed on reverse side.

The Board of Directors (“Board”) of the fund recommends that you vote in favor of the first proposal.

Please fill in the box(es) as shown using black or blue ink or a No. 2 pencil. Please do not use a fine point pen. /X/

	FOR	AGAINST	ABSTAIN

1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (“Plan”) for the Global Infrastructure Fund. The Plan provides for the transfer of substantially all of the assets of the Global Infrastructure Fund to the T. Rowe Price Real Assets Fund (“Real Assets Fund”), in exchange for shares of the Real Assets Fund, and the distribution of the Real Assets Fund shares to the shareholders of the Global Infrastructure Fund in liquidation of the Global Infrastructure Fund.

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2. To transact such other business as may properly come before the meeting and any adjournments thereof.